2372 (NY)                                                          Exhibit 10(q)


                            HELLER FINANCIAL, INC.


                        SAVINGS AND PROFIT SHARING PLAN



                           As amended and restated,
                           effective January 1, 1989

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ARTICLE I  Amendment and Restatement..............................     1

1.1   Amendment and Restatement...................................     1

ARTICLE II  Definitions...........................................     1

2.1   "Accounts"..................................................     1
2.2   "Accrued Benefit"...........................................     2
2.3   "Active Participant"........................................     2
2.4   "Authorized Leave of Absence"...............................     3
2.5   "Beneficiary"...............................................     3
2.6   "Beneficiary Designation Form"..............................     3
2.7   "Board of Directors"........................................     3
2.8   "Code" or "Internal Revenue Code"...........................     3
2.9   "Committee".................................................     3
2.10  "Commonly Controlled Entity"................................     3
2.11  "Company"...................................................     4
2.12  "Compensation"..............................................     4
2.13  "Compensation Reduction Election"...........................     5
2.14  "Disability" or "Disabled"..................................     5
2.15  "Effective Date"............................................     5
2.16  "Eligible Employee".........................................     5
2.17  "Employee"..................................................     6
2.18  "Employee Contributions"....................................     6
2.19  "Employer"..................................................     6
2.20  "Employer Contributions"....................................     6
2.21  "ERISA".....................................................     6
2.22  "Forfeiture"................................................     6
2.23  "Highly Compensated Employee"...............................     6
2.24  "Hour of Service"...........................................     8
2.25  "Normal Retirement Date"....................................     9
2.26  "Participant" ..............................................     9
2.27  "Plan"......................................................     9
2.28  "Plan Administrator"........................................     9
2.29  "Plan Year".................................................     9
2.30  "Related Plan"..............................................     9
2.31  "Required Beginning Date"...................................     9
2.32  "Rollover Contribution".....................................    10
2.33  "Termination of Employment".................................    10
2.34  "Trust".....................................................    10
2.35  "Trust Agreement"...........................................    10
2.36  "Trust Fund"................................................    10
2.37  "Trustee"...................................................    11
2.38  "Valuation Date"............................................    11

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
ARTICLE III  Participation........................................    11

3.1  Participation................................................    11
3.2  Certification of Participation and
      Compensation to Committee...................................    11
3.3  Participation Upon Change of Job Status......................    11
3.4  Participation Upon Reemployment..............................    12

ARTICLE IV  Contributions.........................................    12

4.1  Employer Profit Sharing Contributions
       by the Company.............................................    12
4.2  Employer Compensation Reduction
       Contributions..............................................    13
4.3  Special Employer Contributions...............................    14
4.4  Employer Matching Contributions..............................    15
4.5  Compensation Reduction Elections.............................    15
4.6  Prevented Contributions......................................    16
4.7  Employee Contributions.......................................    16
4.8  Rollover Contributions.......................................    16
4.9  Determination and Amount of Employer
       Contributions..............................................    17

ARTICLE V  Restrictions and Limitations
           on Contributions.......................................    17

5.1  Order of Application of the Restrictions
       on Certain Contributions...................................    17
5.2  Restrictions on Compensation Reduction
       Contributions..............................................    17
5.3  401(k) Discrimination Limits.................................    19
5.4  Restrictions on Employer Matching
       Contributions..............................................    22
5.5  Multiple Use of Section 5.3 and
       Section 5.4................................................    25
5.6  Limitations on Contributions.................................    26

ARTICLE VI  Allocations of Contributions..........................    29

6.1  Employer Profit Sharing Contributions
       and Forfeitures............................................    29
6.2  Special Employer Contributions...............................    29
6.3  Employer Compensation Reduction
       Contributions..............................................    30
6.4  Employer Matching Contributions..............................    30

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
ARTICLE VII  Trustee and Trust Fund................................    30

7.1  Trust Agreement..............................................     30
7.2  Selection of Trustee.........................................     30
7.3  Trustee's Duties.............................................     30
7.4  Trust Expenses...............................................     31
7.5  Trust Entity.................................................     31
7.6  Separate Accounts............................................     31
7.7  Investment Funds.............................................     31
7.8  Trust Income.................................................     33
7.9  Correction of Error..........................................     33
7.10 Right of the Employers to Trust Assets.......................     33

ARTICLE VIII  Benefits.............................................    34

8.1  Payment of Benefits in General................................    34
8.2  Payment of Accrued Benefit on
      Termination of Employment....................................    35
8.3  Payment of Accrued Benefit on Death...........................    36
8.4  Participant Withdrawals.......................................    38
8.5  Vested Interests..............................................    40
8.6  Deduction of Taxes from Amounts Payable.......................    40
8.7  Deadline for Payment of Benefits..............................    41
8.8  Facility of Payment...........................................    41
8.9  Spousal Consent to a Waiver...................................    41
8.10 Lump Sum Payment Without Election.............................    42
8.11 Form of Payment...............................................    42
8.12 Participant Loans.............................................    42
8.13 Timing of Payment Due to Restrictions
       on Liquidation of Investments...............................    44

ARTICLE IX  Administration.........................................    44

9.1  Board of Directors Duties.....................................    44
9.2  Committee Membership..........................................    45
9.3  Committee Structure...........................................    45
9.4  Committee Actions.............................................    45
9.5  Committee Duties..............................................    45
9.6  Allocations and Delegations of Responsibility.................    47
9.7  Committee Bonding and Expenses................................    47
9.8  Information to be Supplied by Employer........................    48
9.9  Records.......................................................    48
9.10 Fiduciary Capacity............................................    48

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
9.11   Plan Administrator.........................................    48
9.12   Committee/Plan Administrator Decisions Final...............    48
9.13   Company, Committee and Trustees as Agent...................    48
9.14   Fiduciary Responsibility...................................    48

ARTICLE X  Claims Procedure.......................................    49

10.1   Initial Claim for Benefits.................................    49
10.2   Review of Claim Denial.....................................    50

ARTICLE XI  Amendment and Termination of the Plan.................    51

11.1   Discontinuance of Contributions............................    51
11.2   Amendments.................................................    51
11.3   Plan Termination...........................................    51
11.4   Payment Upon Termination...................................    52
11.5   Withdrawal from the Plan by an Employer....................    52

ARTICLE XII  Top Heavy Provisions.................................    52

12.1   Application................................................    52
12.2   Special Top Heavy Definitions..............................    53
12.3   Special Top Heavy Provisions...............................    61

ARTICLE XIII  Miscellaneous Provisions............................    64

13.1   Employer Joinder...........................................    64
13.2   Company Merger.............................................    64
13.3   Plan Merger................................................    64
13.4   Indemnification............................................    64
13.5   Unclaimed Amounts..........................................    65
13.6   Nonalienation of Benefits..................................    65
13.7   Qualified Domestic Relations Order.........................    66
13.8   Contract of Employment.....................................    68
13.9   Source of Benefits.........................................    68
13.10  Employees' Trust...........................................    68
13.11  Gender and Number..........................................    68
13.12  Headings...................................................    68
13.13  Uniform and Non-Discriminatory
         Application of Provisions................................    68
13.14  Invalidity of Certain Provisions...........................    68
13.15  Law Governing..............................................    69


       APPENDIX A - Plan History

                            HELLER FINANCIAL, INC.

                        SAVINGS AND PROFIT SHARING PLAN

                                   ARTICLE I

                           Amendment and Restatement

     1.1 Amendment and Restatement. The Heller Financial, Inc. Savings and Profit Sharing Plan (formerly the Heller Financial Inc. Profit Sharing Plan), as established in 1951, and as amended from time to time (as described in more detail in Appendix A), is hereby amended and restated, effective January 1, 1989, except as otherwise provided herein.

     The Plan is intended to be a qualified profit sharing plan as described in Sections 401(a) and 401(k) of the Internal Revenue Code. The rights of a person who has had a Termination of Employment or has filed a claim for benefits prior to the Effective Date and who is not rehired after the Effective Date shall be determined under the terms of the Plan in effect on the date of his Termination of Employment.

                                  ARTICLE II

                                  Definitions

     When used herein the following words shall have the following meanings unless the context clearly indicates otherwise.

     2.1 "Accounts" means a Participant's share in the Trust. Each Participant shall have the following separate Accounts which shall be reduced by any distributions therefrom:

          (a) A "Profit Sharing Contribution Account" to which shall be credited Employer Profit Sharing Contributions made on or after January 1, 1989 in accordance with Section 4.1, Minimum Employer Contributions made in accordance with Section 12.3(a), and Forfeitures, plus income and gains and less expenses and losses attributable thereto.

          (b) A "Compensation Reduction Account" to which shall be credited the Participant's Employer Compensation Reduction Contributions and Special Employer Contributions made to the Plan on or after January 1, 1989, in accordance with Sections 4.2 and 4.3, plus income and gains and less expenses and losses attributable thereto.

          (c) A "Matching Contribution Account" to which shall be credited Employer Matching Contributions made to the Plan on or after March 1, 1990 in accordance with Section 4.4, plus income and gains and less expenses and losses attributable thereto.

          (d) A "Rollover Contribution Account" to which shall be credited a Participant's Rollover Contributions made to the Plan on or after January 1, 1989, in accordance with Section 4.8, plus income and gains and less expenses and losses attributable thereto.

          (e) An "Employer Contribution Account" to which shall be credited employer contributions, rollover amounts and deferred income contributions made to the Plan prior to January 1, 1989, under the terms of the Plan as in effect at the time such contributions were made, plus income and gains and less expenses and losses attributable thereto.

          (f) An "Employee Contribution Account" to which shall be credited Employee Contributions made to the Plan prior to January 1, 1983, plus income and gains and less expenses and losses attributable thereto.

     2.2 "Accrued Benefit" means a Participant's interest in the Trust composed of such Participant's Accounts. A Participant's Accrued Benefit at any time during any Plan Year shall be its value on the coinciding or immediately preceding Valuation Date.

     2.3  "Active Participant" means:

          (a) with respect to Employer Profit Sharing Contributions, a Participant who (1) is an Eligible Employee employed by an Employer as of the last business day of the Plan Year or was an Eligible Employee on any day of the Plan Year and who as of the last business day of the Plan Year was receiving severance payments from an Employer; (2) is credited with at least 900 Hours of Service during such Plan Year; (3) effective for Plan Years beginning after 1989, is not a Highly Compensated Employee for such Plan Year and (4) was not eligible to participate in the Management Incentive Plan, Workouts Incentive Plan or Sales Incentive Plan, on any day in the Plan Year;

          (b) with respect to Employer Compensation Reduction Contributions, Special Employer Contributions, Forfeitures, Rollover Contributions, and with respect to determining the actual deferral percentage under Section 5.3(c) and the actual contribution percentage under Section 5.4(c), a Participant who is an Eligible Employee on any day of the Plan Year; and

          (c) with respect to Employer Matching Contributions, (1) attributable to Employer Compensation Reduction Contributions made with respect to Compensation paid for payroll periods beginning on or after January 1 and ending on or before June 30 of each Plan Year, a Participant who is an Eligible Employee employed by an Employer on the last business day on or before June 30 of such Plan Year; and (2) attributable to Employer Compensation Reduction Contributions made with respect to Compensation paid for payroll periods beginning on or after July 1 and ending on or before December 3l of each Plan Year, a Participant who is an Eligible Employee employed by an Employer on the last business day on or before December 3l of such Plan Year.

     2.4 "Authorized Leave of Absence" means any absence authorized by an Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances are treated alike in the granting of such Authorized Leave of Absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Participant complies with all of the requirements of Federal Law in order to be entitled to reemployment and provided further that the Participant returns to employment with the Employer within the period provided by such law.

     2.5 "Beneficiary" means any person designated by a Participant in accordance with Section 8.3(c) to receive any death benefits which shall be payable under the Plan.

     2.6 "Beneficiary Designation Form" means the form provided or permitted by the Committee on which the Participant, in accordance with Section 8.3(c), may
(a) designate his Beneficiary, (b) select the form of his Beneficiary's benefit and (c) elect to permit his Beneficiary to change the form of the Beneficiary's benefit.

     2.7  "Board of Directors" means the board of directors of the Company.

     2.8 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time and any subsequent Internal Revenue Code. References to any section of the Code shall be deemed to include similar sections of the Code as renumbered or amended.

     2.9 "Committee" means the committee appointed pursuant to Article IX to administer the Plan.

     2.10 "Commonly Controlled Entity" means a corporation, trade, or business if it and an Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code or members of an affiliated service group as defined in Section 414(m) of the Code or members of a group the members of which are required to be aggregated pursuant to regulations under Section 414(o) of the Code.

     2.11 "Company" means Heller Financial, Inc., or any successor corporation by merger, consolidation, purchase, or otherwise, which elects to adopt the Plan and Trust.

     2.12 "Compensation" means the amounts described below.

          (a) Except as provided in (b) and (c) and subject to (d), Compensation means with respect to the Employees of each Employer the regular base pay paid during the Plan Year to a Participant, while a Participant in the Plan, by such Employer, and increased by any amounts by which the Participant's Compensation is reduced by salary reduction or similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Section 125 of the Code) maintained by such Employer and excluding any commissions, overtime payments, bonuses, or other special payments and any benefits paid under the Plan or under any other qualified plan described in Section 401(a) of the Code and excluding other deferred compensation, stock options, and any other distributions which receive special tax benefit.

          (b) For purposes of determining the limitations under Section 5.6 and for purposes of Article XII (except for determining a Key Employee under Section 12.2(d)), Compensation means the total compensation paid to an individual by an Employer and Commonly Controlled Entities during the Plan Year, not increased by any amount by which the individual's Compensation is reduced by salary reduction or similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Section 125 of the Code) maintained by an Employer or Commonly Controlled Entity, and excluding any other benefits paid under the Plan or under any other qualified plan described in Section 401(a) of the Code, and excluding other deferred compensation, stock options, and any other distributions which receive special tax benefit.

          (c)  For purposes of determining Highly Compensated Employees under
     Section 2.23, Key Employees under Section 12.2(d), the actual deferral percentage under Section 5.3(c) and the actual contribution percentage under Section 5.4(c), Compensation means the total compensation paid to an individual by an Employer and Commonly Controlled

     Entities during the Plan Year, increased by any amounts by which the individual's compensation is reduced by salary reduction or similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Section 125 of the Code) maintained by an Employer or Commonly Controlled Entity, and excluding any benefits paid under the Plan or under any other qualified plan described in Section 401(a) of the Code, and excluding other deferred compensation, stock options, and any other distributions which receive special tax benefit.

          (d) For purposes of determining the amount of an allocation to a Participant's Profit Sharing Contribution Account pursuant to Section 6.1, Compensation means the Participant's Compensation as defined in subparagraph (a), but excluding any such Compensation which is paid in any month in which the Participant is eligible to participate in the Management Incentive Plan, Workouts Incentive Plan or Sales Incentive Plan.

     Except for purposes of Section 5.6 and for determining Highly Compensated Employees under Section 2.23, the amount of an Employee's Compensation taken into account under the Plan shall not exceed $200,000 (adjusted from time to time by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code). In determining the Compensation of a family member, the rules of Code Section 414(q)(6) shall apply, except that the term "family" shall include only the spouse of the Participant and any lineal descendants who have not attained age 19 before the close of the Plan Year.

     2.13 "Compensation Reduction Election" means the properly completed and executed Compensation Reduction Election Form which has been filed by the Participant with the Committee as provided in Section 4.5.

     2.14 "Disability" or "Disabled" means a physical or mental condition resulting from a bodily injury, disease, or mental disorder, which renders a Participant presumably permanently incapable of performing his normal employment duties. Such determination shall be made by the Committee on the basis of such medical and other competent evidence as the Committee shall deem relevant.

     2.15 "Effective Date" of the Plan is January 1, 1989.

     2.16 "Eligible Employee" means any Employee employed by an Employer but excluding any temporary Employee and any Employee who is a member of a collective bargaining unit represented by a collective bargaining agent with which the Employer has or has had a bargaining agreement, unless an agreement between the Employer and the collective bargaining agent requires that members of the collective bargaining unit participate in the Plan.

     2.17 "Employee" means any individual who is employed by an Employer or a Commonly Controlled Entity, including a person on an Authorized Leave of Absence. Such term does not include a consultant or an independent contractor.

     2.18 "Employee Contributions" means amounts contributed to the Plan by Participants prior to January 1, 1983, pursuant to Section 4.6.

     2.19 "Employer" means the Company and any other Commonly Controlled Entity which, pursuant to Section 13.1 of the Plan, elects to adopt the Plan.

     2.20 "Employer Contributions" means the following payments made from time to time by an Employer to the Trustee:

          (a) "Employer Profit Sharing Contributions" made pursuant to Section 4.1;

          (b)  "Employer Compensation Reduction Contributions" made pursuant to
     Section 4.2(a);

          (c)  "Employer Matching Contributions" made pursuant to Section 4.4;

          (d) "Special Employer Contributions" made pursuant to Section 4.3(a); and

          (e)  "Minimum Employer Contributions" made pursuant to Section
     12.3(a).

     2.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.22 "Forfeiture" means the portion of a Participant's Accrued Benefit which is forfeited as provided in Section 13.5.

     2.23 "Highly Compensated Employee" means any employee of the Company or a Commonly Controlled Entity who at any time during the Plan Year, who at the time he has a Termination of Employment, or who at any time after he attains age fifty-five (55):

          (a) is a more than five percent (5%) owner (or is considered as owning more than five-percent (5%) within the meaning of Section 318 of the
     Code) ("5% Owner") of the Company or a Commonly Controlled Entity;

          (b) receives Compensation in excess of $54,480 (in 1989, adjusted as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to provisions of Section 415(d) of the Code);

          (c) (1) is an officer of the Company or a Commonly Controlled Entity, provided that, subject to subparagraph (f) hereof, no more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of persons employed by the Company and Commonly Controlled Entities) shall be treated as Highly Compensated Employees under this subparagraph (c) for any Plan Year, and (2) receives Compensation in excess of fifty percent (50%) of the amount in effect under
     Section 415(b)(1)(A) of the Code (adjusted as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code), provided that, if, for any Plan Year, no officer of the Company and all Commonly Controlled Entities receives Compensation in excess of the applicable amount under this subparagraph (c), then the highest paid officer of the Company and Commonly Controlled Entities shall be treated as a Highly Compensated Employee for such Plan Year.

          (d) For purposes of this Section 2.23, an employee who performs services for the Company or a Commonly Controlled Entity during a Plan Year shall nevertheless be deemed to have had a Termination of Employment (solely for purposes of determining whether such employee is a Highly Compensated Employee for any period after he has an actual Termination of Employment) if (1) in a Plan Year prior to his attainment of age 55, the employee receives Compensation in an amount less than 50% of his average annual Compensation for the three consecutive calendar years preceding such Plan Year during which his Compensation was the greatest (or the total period of the employee's service with the Company and Commonly Controlled Entities, if less) and (2) after such Plan Year in which the employee is deemed to have had a Termination of Employment and before the Plan Year in which the employee has an actual Termination of Employment, the employee's services for and Compensation from the Company and Commonly Controlled Entities do not increase significantly.

          (e) For purposes of this Section 2.23, the Compensation, (1) of any Highly Compensated Employee in the group consisting of the ten (10) most highly compensated employees of the Company and Commonly Controlled Entities paid the greatest Compensation (without regard to this sentence) or (2) of any 5% Owner of the Company or a Commonly Controlled Entity, shall include any Compensation paid to a spouse, lineal ascendants or descendants, or any spouse of such lineal ascendants or descendants ("Family Members") of such Highly Compensated Employee or 5% Owner and such Family Members shall not be treated as an employee for purposes of this Section 2.23.

          (f) For purposes of this Section 2.23, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company and Commonly Controlled Entities which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Highly Compensated Employees.

     2.24 "Hour of Service"

          (a) "Hour of Service" means each hour for which an Employee is paid, or entitled to payment, by an Employer or a Commonly Controlled Entity:

               (1)  for the performance of duties;

               (2) on account of a period of time during which no duties were performed; provided that Hours of Service shall not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

               (3) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer; provided that, no more than 501 Hours of Service shall be credited for any single continuous period of time during which the Employee did not or would not have performed duties and, provided that, the same Hours of Service have not already been credited under (1) or (2) above.

          (b) For Employees who are paid on other than an hourly basis, Hours of Service shall be credited for each payroll period of the Employee for which the Employee receives or is entitled to receive compensation according to the following:

               (1)  45 Hours of Service for each weekly payroll period;
               (2)  90 Hours of Service for each bi-weekly payroll period;

               (3)  95 Hours of Service for each semi-monthly payroll period; or
               (4)  190 Hours of Service for each monthly payroll period.

          The determination of Hours of Service for reasons other than the performance of duties shall be determined in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(c).

          To the extent not credited above, for periods of Authorized Leave of Absence, an Employee shall be credited with a number of Hours of Service for each week of such Authorized Leave of Absence equal to the Employee's weekly average number of Hours of Service for the six-week period immediately preceding such Authorized Leave of Absence.

     2.25 "Normal Retirement Date" means the date on which a Participant attains age 65.

     2.26 "Participant" means an Eligible Employee participating in the Plan as provided in Article III.

     2.27 "Plan" means the Heller Financial, Inc. Savings and Profit Sharing Plan, as set forth herein and as from time to time amended.

     2.28 "Plan Administrator" means the person, persons or group appointed to act as Plan Administrator under Section 9.11, and in the absence of such appointment, the Committee.

     2.29 "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31.

     2.30 "Related Plan" means any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by an Employer or a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan."

     2.31 "Required Beginning Date" means April 1 of the calendar year following

          (a) for a Participant who reaches age 70-1/2 on or after January 1, 1988, the calendar year in which the Participant reaches age 70-1/2, provided that if a

     Participant attained age 70-1/2 during 1988, is not a 5% Owner and had not retired prior to January 1, 1989, then the Participant's Required Beginning Date shall be April 1, 1990; and

          (b) for a Participant who reaches age 70-1/2 prior to January 1, 1988, the later of

               (1) the calendar year in which the Participant reaches age 70-1/2, or

               (2) if the Participant is not a 5% Owner of the Employer (as determined under Code Section 416(i)) at any time during the Plan Year ending with or within the calendar year in which he reaches age 70-1/2 or any of the four (4) prior Plan Years, the calendar year in which he terminates employment with the Company and all Commonly Controlled Entities, provided that if any such Participant becomes a 5% Owner during any Plan Year after he reaches age 70-1/2, the "Required Beginning Date" for such Participant shall be the April 1 of the calendar year following the calendar year in which such Plan Year ends.

     2.32 "Rollover Contribution" means a rollover contribution as described in
Section 402(a)(5), Section 403(a)(4), or Section 408(d)(3) of the Code.

     2.33 "Termination of Employment" means (a) a resignation by an Employee for any reason, (b) a dismissal of an Employee for any reason, (c) death or retirement, (d) a failure to return to work without reasonable cause, as determined by the Employer, after the conclusion of an Authorized Leave of Absence or (e) any other termination of employment. The transfer of an Employee from employment by an Employer or a Commonly Controlled Entity to employment by another Employer or a Commonly Controlled Entity shall not be regarded as a Termination of Employment.

     2.34 "Trust" means the trust established and maintained for the purposes of the Plan, which is administered by the Trustee in accordance with the provisions of the Trust Agreement.

     2.35 "Trust Agreement" means the agreement between the Company and the Trustee as from time to time amended.

     2.36 "Trust Fund" means all property, real or personal, received or held by the Trustee plus all income and gains and minus all losses, expenses, and distributions chargeable thereto.

     2.37 "Trustee" means any corporation, individual or individuals who shall accept the appointment as Trustee to execute the duties of the Trustee as specifically set forth in the Trust Agreement.

     2.38 "Valuation Date" means the last day of each calendar month, and such additional dates as the Committee shall deem appropriate.


                                  ARTICLE III

                                 Participation

     3.1 Participation. Each Eligible Employee who was a Participant in the Plan on the day before the Effective Date shall be a Participant in this Plan immediately upon the Effective Date in accordance with the terms hereof. Each other Eligible Employee shall become a Participant in the Plan for purposes of Employer Profit Sharing Contributions on the January l or July 1 next following the date on which he becomes an Eligible Employee and for all other purposes under the Plan on the date on which he becomes an Eligible Employee.

     Admission to participation in the Plan shall only be made when an Eligible Employee is not on an Authorized Leave of Absence or serving with the Armed Forces of the United States. Each Participant shall continue as such until the later of his Termination of Employment or the distribution of his entire Accrued Benefit.

     3.2 Certification of Participation and Compensation to Committee. Each Employer shall certify to the Committee, within a reasonable time, the names of all new Participants. Each Employer, within a reasonable time after the last day of each Plan Year, shall certify to the Committee each Participant's Compensation during such Plan Year and such other information as the Committee may request.

     3.3 Participation Upon Change of Job Status. An Employee who has met the requirements of Section 3.1, but who is not a Participant because he is not an Eligible Employee, shall become a Participant upon the date of his becoming an Eligible Employee, but not earlier than the date he would have become a Participant had he been an Eligible Employee at all times, provided that such Eligible Employee's Compensation Reduction Election shall not be effective prior to, if the Employee becomes a Participant prior to the 21st day of a calendar month, the first day of the month following the month in which the Employee becomes a Participant and, if the Employee becomes a Participant on or after the 21st day of any calendar month, the first day of the second calendar month beginning after the month in which the Employee becomes a Participant.

     3.4 Participation Upon Reemployment. An Eligible Employee who (a) has a Termination of Employment, (b) was a Participant immediately before such Termination of Employment, and (c) thereafter becomes an Eligible Employee shall again become a Participant immediately upon becoming an Eligible Employee, provided that such Eligible Employee's Compensation Reduction Election shall not be effective prior to, if the Employee becomes a Participant prior to the 21st day of a calendar month, the first day of the month following the month in which the Employee becomes a Participant and, if the Employee becomes a Participant on or after the 21st day of any calendar month, the first day of the second calendar month beginning after the month in which the Employee becomes a Participant.

                                  ARTICLE IV

                                 Contributions

     4.1  Employer Profit Sharing Contributions by the Company.

          (a) Employer Profit Sharing Contributions.  Subject to Sections 11.1,
     11.2 and 11.3, for each Plan Year the Company shall contribute to the Trust
     (l) such total amount or (2) such amount or percentage of compensation for each Active Participant who is an Employee of the Company as an Employer Profit Sharing Contribution as may be determined by the Board of Directors, but in no event shall the Company contribute an amount for any Plan Year greater than the maximum amount deductible from income by the Company under the provisions of the Code.

          (b) Other Employer Profit Sharing Contributions. Subject to Sections 11.1, 11.2 and 11.3, each other Employer shall contribute to the Trust for each Plan Year for Active Participants who are Employees of that Employer as an Employer Profit Sharing Contribution an amount which is equal to the product of (l) the total Compensation for the Plan Year paid to Active Participants by such Employer, multiplied by (2) a fraction, the numerator of which is the Company's Employer Profit Sharing Contribution for the Plan Year and the denominator of which is the total Compensation for the Plan Year paid to Active Participants by the Company.

          All Employer Profit Sharing Contributions are fully vested and nonforfeitable.

          (c) Deadline for Employer Profit Sharing Contributions. The Employer Profit Sharing Contributions for each Plan Year shall be delivered to the Trustee on or before the due date (including extensions thereof) for the filing of the federal income tax return of the Employer for the tax year within which or during which the last day of such Plan Year occurs. If the Employer makes Employer Profit Sharing Contributions to the Plan for a Plan Year prior to the end of a Plan Year, the contributions shall be held in a separate suspense account until allocated pursuant to Section 6.1.

     4.2  Employer Compensation Reduction Contributions.

          (a) Employer Compensation Reduction Contributions. Each Active Participant shall have his Compensation and any bonus designated as a Profit Sharing Bonus which may be payable to the Participant reduced for each Plan Year by the amount (if any) specified in his Compensation Reduction Election. Each Employer shall contribute to the Trust, as an Employer Compensation Reduction Contribution on behalf of each Active Participant employed by the Employer, the amount specified in his Compensation Reduction Election. A Participant's Compensation Reduction Election, if any, shall be made by written authorization and in accordance with such rules as the Committee shall from time to time specify, and shall equal the sum of (l) a dollar amount or a percentage of the Participant's Compensation as permitted by the Committee, subject to such reasonable and nondiscriminatory minimum as the Committee shall from time to time specify, up to a maximum of sixteen percent (16%) of such Participant's Compensation (or such lesser or greater percentage as the Committee, in its sole discretion, may from time to time determine), as elected by the Participant, plus (2) either one hundred percent (100%) or zero percent (0%) (or such other percentages as the Committee, in its sole discretion, may from time to time determine), as elected by the Participant, of such Participant's Profit Sharing Bonus, if any, payable to the Participant for the Plan Year; provided that no Employer Compensation Reduction Contribution shall exceed an amount which may from time to time be established by the Committee or the Board of Directors or a pro rata portion of said amount for any partial calendar year of contributions; and provided, notwithstanding the foregoing, the Employer Compensation Reduction Contributions of any Active Participant for any calendar year shall not exceed $7,627 (in 1989, adjusted in subsequent years as determined in accordance with regulations or rulings prescribed by the Secretary of Treasury or his delegate) pursuant to the provisions of
     Section 415(d) of the Code and increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Code with respect to any Participant who participates in a plan described in Section 403(b) of the Code or who is a qualified employee in a plan of a qualified organization (as defined in Code Section 402(g)(8)); and provided further that the Committee may, in its discretion, limit the monthly amount of Compensation Reduction Contributions for Active Participants to a pro rata portion of such annual limit with such rounding and other administratively desirable provisions as it from time to time deems appropriate.

          All Employer Compensation Reduction Contributions are fully vested and nonforfeitable.

          (b) Deadline for Employer Compensation Reduction Contributions. Each Employer shall contribute the Employer Compensation Reduction Contributions for each Plan Year to the Trustee at such time as the Company shall from time to time determine, but not later than twelve (12) months after the last day of the Plan Year to which such Employer Compensation Reduction Contribution relates or by such later date as may be permitted under applicable law, Treasury regulations and rulings of the Internal Revenue Service.

     4.3  Special Employer Contributions.

          (a) Special Employer Contributions. For each Plan Year, the Company may, on or before the due date (including extensions) for filing the Company's federal income tax return for such Plan Year, elect to have the Company and the other Employers make a Special Employer Contribution to the Trust in such amount (if any) as the Board of Directors may determine. In any Plan Year in which the Company elects to have such a Special Employer Contribution made, each Employer shall contribute a fractional portion of the Special Employer Contribution in an amount equal to the total Special Employer Contribution, multiplied by a fraction, the numerator of which is the Compensation for such Plan Year paid by the Employer to non-Highly Compensated Employees who are Active Participants, and the denominator of which is the Compensation for the Plan Year paid to all non-Highly Compensated Employees who are Active Participants.

          All Special Employer Contributions are fully vested and nonforfeitable.

          (b) Deadline for Special Employer Contributions. Special Employer Contributions for each Plan Year shall be delivered to the Trustee on or before the due date for the filing of the federal income tax return (including extensions) of the Employer for the tax year during which the last day of such Plan Year occurs.

     4.4  Employer Matching Contributions.

          (a) Employer Matching Contribution. Effective with respect to Employer Compensation Reduction Contributions made on or after March l, 1990, for each Plan Year, each Employer shall contribute on behalf of each Active Participant employed by an Employer an Employer Matching Contribution equal to fifty percent (50%) (or such greater or lesser percentage determined by the Committee) of such Active Participant's Employer Compensation Reduction Contributions made during such Plan Year on or after March l, 1990 up to a maximum of five percent (5%) (or such greater or lesser percentage determined by the Committee) of the Active Participant's Compensation paid for the Plan Year on or after March l, 1990; provided that no Employer Matching Contribution for any Plan Year or other period established by the Committee shall exceed an amount or a percentage of Compensation or Employer Compensation Reduction Contributions which may from time to time be established by the Committee.

          Each Participant shall be bully vested in any Employer Matching Contributions which are allocated to his Matching Contribution Account.

          (b) Deadline for Employer Matching Contributions. Employer Matching Contributions for each Plan Year shall be delivered to the Trustee as soon as reasonably possible after the end of the Plan Year or such earlier time during the Plan Year as the Employer may from time to time determine, but not later than the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which the last day of the Plan Year occurs.

     4.5 Compensation Reduction Elections. A Participant may make, change or revoke a Compensation Reduction Election, provided that a Compensation Reduction Election or a change or revocation shall apply solely to Compensation and any Profit Sharing Bonus not payable as of the date of such election, change or revocation. An election or change in or revocation of a Participant's Compensation Reduction Election with respect to Compensation may be made at any time and shall be effective on the later of (a) if received by the Committee prior to the 21st day of a calendar month, the first day of the month following the month in which the Compensation Reduction

Election is received and, if received on or after the 21st day of any calendar month, the first day of the second calendar month beginning after the month in which the Compensation Reduction Election is received or (b) such later date as the Participant shall specify, provided that the Committee, in its discretion, may permit an election to be made or to become effective at any additional times. An election or change in a Participant's Compensation Reduction Election with respect to a Profit Sharing Bonus shall be made not later than thirty (30) days prior to the date on which such Profit Sharing Bonus is payable to the Participant and shall be effective immediately, provided that the Committee, in its discretion, may permit an election to be made or to become effective at any additional time. The Compensation Reduction Election by the Participant shall continue in effect, notwithstanding any change in Compensation or Profit Sharing Bonus, until such Participant shall change such Compensation Reduction Election or until he shall cease to be a Participant.

     4.6 Prevented Contributions. Notwithstanding the provisions of Sections 4.1, 4.2, 4.3, and 4.4 no Employer shall make any contribution for any Plan Year in excess of the maximum amount deductible from income by the Employer for the Plan Year under the provisions of the Code.

     4.7  Employee Contributions.

          (a) No Employee Contributions shall be made to the Plan on or after January l, 1983. All Employee Contributions are fully vested and nonforfeitable.

          (b) A Participant may, upon written notice given to the Committee on or prior to a Valuation Date, elect to withdraw all or any portion of such Participant's Employee Contribution Account, valued as of such Valuation Date. Distribution of such withdrawals shall be made within 60 days following the Valuation Date.

     4.8 Rollover Contributions. The Committee may, at the request of an Eligible Employee, direct the Trustee to accept a Rollover Contribution consisting of money to the Plan for such Eligible Employee to be held in the Rollover Contribution Account for such person. Prior to the acceptance of a Rollover Contribution, the Committee may require the submission of evidence so that it may be reasonably satisfied that such Rollover Contribution qualifies as a Rollover Contribution. If the Committee shall determine subsequent to any Rollover Contribution that such contribution did not in fact constitute a qualified Rollover Contribution, the amount of such Rollover Contribution Account shall be returned to the Employee or Participant.

     All Rollover Contributions are fully vested and nonforfeitable.

     4.9 Determination and Amount of Employer Contributions. The Board of Directors shall determine and shall certify to the Trustee the amount of any contribution to be made by each Employer hereunder. In making such determination, the Board of Directors shall be entitled to rely upon the estimates of Compensation made by the chief accounting officer of the Employer. Such determination shall be binding on all Participants, the Trustee, and the Employer. Under no circumstances shall any Participant or Beneficiary have any right to examine the books and records of any Employer.

     Employer Contributions shall be made in cash or to the extent permitted under federal law in other property (real or personal) provided that any noncash Employer Contribution shall be valued at fair market value at the time it is delivered to the Trustee.

                                   ARTICLE V

                 Restrictions and Limitations on Contributions

     5.1 Order of Application of the Restrictions on Certain Contributions. Sections 5.2, 5.3, 5.4, 5.5 and 5.6 shall be applied in sequential order to contributions under the Plan.

     5.2 Restrictions on Compensation Reduction Contributions. Notwithstanding the provisions of Section 4.2 or 4.5, Compensation Reduction Elections for any Participant or group of Participants shall not exceed either the maximum dollar amount permitted under Section 402(g) of the Code as set forth in subparagraphs
(a) and (b) of this Section or the amounts permitted under the non-discrimination rules of Section 401(k) of the Code as set forth in Sections 5.3 and 5.5:

          (a) Deferral Limits. Notwithstanding anything in Sections 4.2 or 4.5 to the contrary, (l) an Active Participant's Employer Compensation Reduction Contributions under the Plan and his elective deferrals (as defined in Section 402(g) of the Code) under any Related Plan for any calendar year shall not exceed $7,627 (in 1989, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate); and (2) the Committee may, in its discretion, limit the periodic amount of Employer Compensation Reduction Contributions for Active Participants to a pro rata portion of such annual limit with such rounding and other administratively desirable provisions as it from time to time deems appropriate.

          (b) Aggregate Deferral. If for any calendar year, the Participant notifies the Committee in writing prior to March l (or such later date as the Committee permits, but no later than April 15) of the succeeding calendar year that the sum of (l) the Participant's Employer Compensation Reduction Contributions, (2) any elective deferrals (as defined in Section 402(g) of the Code) under a Related Plan, and (3) other elective deferrals (as defined in Section 402(g) of the Code) exceeds $7,627 (in 1989, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate, and increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Code as applicable), then the Committee shall, not later than the April 15 following the receipt of such notice, distribute to the Participant all or such portion of the Participant's Employer Compensation Reduction Contributions for such calendar year as requested in writing, but no more than the amount necessary to eliminate the excess. Any income allocable to such excess amount, determined under Section 5.2(c), shall also be distributed.

          (c) Allocation of Income. Income equal to the sum of the amounts determined under (l) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

               (1) Income for Calendar Year. Income for a completed calendar year shall equal the net income for the calendar year allocable to a Participant's Compensation Reduction Account multiplied by a fraction, the numerator of which is the amount of Employer Compensation Reduction Contributions so distributed and the denominator of which is the balance of such Account as of the last day of the calendar year (prior to distribution of any Employer Compensation Reduction Contribution for such calendar year and prior to allocation of income, gains, losses and expenses thereto).

               (2) Income for Period Between End of Calendar Year and Distribution. Income for the period between the end of a calendar year and the date of a distribution shall equal the product of the number of months which have elapsed since the end of the preceding calendar year and the date of the distribution multiplied by l0 percent multiplied by the income allocated to such distributed amounts under subsection (l) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to have been made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to have been made on the first day of the next month.

     5.3  401(k) Discrimination Limits.

          (a) Limits on Deferral Percentages. For any Plan Year, Section 401(k)(3) Contributions, as defined below, shall in all events be caused to comply with the requirements of Section 401(k)(3) of the Code. The requirements of Section 401(k)(3) of the Code are as follows:

               (1) either the excess of the actual deferral percentage (as defined below) for such Plan Year for Active Participants who are Highly Compensated Employees over that of Active Participants who are non-Highly Compensated Employees is not more than two (2) percentage points, and the actual deferral percentage for such Plan Year for Active Participants who are Highly Compensated Employees is not more than the actual deferral percentage for such Plan Year of Participants who are non-Highly Compensated Employees multiplied by two (2), or

               (2) the actual deferral percentage for such Plan Year for the Active Participants who are Highly Compensated Employees is not more than the actual deferral percentage for such Plan Year of Active Participants who are non-Highly Compensated Employees multiplied by 1.25.

          (b) Section 401(k)(3) Contributions. "Section 401(k)(3) Contributions" include Employer Compensation Reduction Contributions and, at the Committee's election, all or any portion of the Special Employer Contributions, or the matching contributions (as defined in Section 401(m)(4)(A) of the Code) and/or qualified non-elective contributions (as defined in Section 401(m)(4)(C) of the Code) made under any Related Plan to the extent permitted in applicable regulations and to the extent the Committee separately accounts therefor (including separate accounting for income, gains, losses, withdrawals, and other credits or charges).

          (c) Actual Deferral Percentage.

               (1) The actual deferral percentage for a specified group of Employees or a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of the amount of Section

          401(k)(3) Contributions actually made on behalf of each such Employee for such Plan Year (excluding excess deferrals of non-Highly Compensated Employees to the Plan or any Related Plan) divided by the Employee's Compensation. Such ratios and the actual deferral percentage for each group shall be calculated to the nearest one-hundredth of one percent.

               (2) The actual deferral percentage of an eligible Highly Compensated Employee to whom the Family Member rules of Section 2.23(d) apply shall equal the actual deferral percentage determined by combining the Section 401(k)(3) Contributions and Compensation of all Family Members and the actual deferral percentage of Family Members shall not be considered separately.

          (d) Limits on Section 401(k)(3) Contributions.

               (1) The Committee may establish, from time to time, such rules, restrictions, and limitations as it may deem appropriate to ensure that Section 401(k)(3) Contributions made to the Plan satisfy the requirement of Section 401(k)(3) of the Code as set forth herein. If the Committee determines that it is necessary or desirable, the Committee may reduce or completely disallow Employer Compensation Reduction Contributions for Highly Compensated Employees, including Employer Compensation Reduction Contributions already made to the Plan for that Plan Year.

               (2) Upon reduction or disallowance by the Committee, the amount by which the Employer Compensation Reduction Contributions of Highly Compensated Employees exceed the Committee's determination of allowable Employer Compensation Reduction Contributions for Highly Compensated Employees for the Plan Year shall be reduced under the following leveling method: the unmatched Employer Compensation Reduction Contributions and then, if necessary, the matched Employer Compensation Reduction Contributions, of the Highly Compensated Employee with the highest actual deferral percentage shall be reduced to the extent necessary to enable the Plan to satisfy the requirement of Section 401(k)(3) of the Code or to reduce such Highly Compensated Employee's actual deferral percentage to equal that of the Highly Compensated Employee with the next highest actual deferral percentage. This process shall be repeated until the Plan satisfies the requirements of Section 401(k)(3) of the Code.

               (3) Notwithstanding Section 5.3(d)(2), any reduction of contributions for a Highly Compensated Employee to whom the Family Member rules of Section 2.23(d) apply is accomplished by reducing the actual deferral percentage as required under Section 5.3(d)(2) and the excess contributions shall be allocated among the Family Members in proportion to the Employer Compensation Reduction Contributions of each Family Member that are combined to determine the actual deferral percentage.

               (4) The Committee shall, after the close of the Plan Year, and no later than 12 months following the close of the Plan Year in which the reduced Employer Compensation Reduction Contributions were deferred, distribute the amount of such contributions, including any income earned on such amounts (determined under Section 5.3(f)), to the Highly Compensated Employees (or Family Member) on whose behalf such contributions were made.

          (e) Aggregation Rules. Notwithstanding the foregoing provisions in this Section 5.3, if a Related Plan which contains a cash or deferred arrangement and the Plan are treated as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, such plans shall be treated as one arrangement under this Section 5.3, and further provided that if a Highly Compensated Employee is a participant under a cash or deferred arrangement under the Plan and a Related Plan, such plans shall be treated as one arrangement for purposes of determining the actual deferral percentage for such Participant.

          (f) Allocation of Income. Income equal to the sum of the amounts determined under (l) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

               (1) Income for Plan Year. Income for a completed Plan Year shall equal the net income for the Plan Year allocable to each of a Participant's respective Accounts to which his Section 401(k)(3) Contributions for the Plan Year are allocated prior to distribution of any excess contributions, multiplied by a fraction, the numerator of which is the amount of Employer Compensation Reduction Contributions so distributed and the denominator of which is the total of such Account balances as of the last day of the Plan Year (prior to distribution of any excess contribution for such Plan Year and prior to allocation of income, gains, losses and expenses thereto).

               (2) Income for Period Between End of Plan Year and Distribution. Income for the period between the end of a Plan Year and the date of a distribution shall equal the product of the number of months which have elapsed since the end of the preceding Plan Year and the date of the distribution multiplied by 10 percent multiplied by the income allocated to such distributed amounts under subsection (l) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to have been made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to have been made on the first day of the next month.

     5.4 Restrictions on Employer Matching Contributions.

          (a) Limits on Contribution Percentages. For any Plan Year, Section 401(m) Contributions, as defined below, shall in all events be caused to comply with the requirements of Section 401(m) of the Code. The requirements of Section 401(m) of the Code are as follows:

               (1) either the excess of the average contribution percentage (as defined below) for the Plan Year for the group of Active Participants who are Highly Compensated Employees over that of all Active Participants who are non-Highly Compensated Employees is not more than two (2) percentage points, and the average contribution percentage for the Plan Year for the group of Active Participants who are Highly Compensated Employees is not more than the average contribution percentage for the Plan Year of all Active Participants who are non-Highly Compensated Employees multiplied by two (2), or

               (2) the average contribution percentage for the Plan Year for Active Participants who are Highly Compensated Employees is not more than the average contribution percentage for the Plan Year of all Active Participants who are non-Highly Compensated Employees multiplied by 1.25.

          (b) Section 401(m) Contributions. "Section 401(m) Contributions" include Employer Matching Contributions and, at the Committee's election,
     (l) all or any portion of the Special Employer Contributions, or the qualified nonelective contributions (as defined in Section 401(m)(4)(C) of the Code) made under any Related Plan and (2) all or any portion of the Employer Compensation Reduction Contributions or elective deferrals (as defined in Section 402(g) of the Code) made under any

     Related Plan to the extent permitted in applicable regulations and to the extent the Committee separately accounts therefor (including separate accounting for income, gains, losses, withdrawals, and other credits or charges).

          (c) Average Contribution Percentage.

               (1) The average contribution percentage for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Active Participant in such group) of the amount of Section 401(m) Contributions actually paid over to the Plan on behalf of each Active Participant divided by the Active Participant's Compensation. Such ratios and the average contribution percentage for each group shall be calculated to the nearest one-hundredth of one percent.

               (2) The average contribution percentage of a Highly Compensated Employee to whom the Family Member rules of Section 2.23(d) apply shall equal the average contribution percentage determined by combining the Section 401(m) Contributions and Compensation of all Family Members and the average contribution percentage of Family Members shall not be considered separately.

          (d) Limits on Section 401(m) Contributions.

               (1) The Committee may establish, from time to time such rules, restrictions and limitations as it may deem appropriate to ensure that
          Section 401(m) Contributions made to the Plan satisfy the requirements of Section 401(m) of the Code set forth herein. If the Committee determines that it is necessary or desirable, the Committee may reduce or disallow Employer Matching Contributions or Employer Compensation Reduction Contributions for Highly Compensated Employees, including Employer Matching Contributions or Employer Compensation Reduction Contributions already made for that Plan Year.

               (2) Upon reduction or disallowance by the Committee, the amount by which the Employer Compensation Reduction Contributions or Employer Matching Contributions of Highly Compensated Employees exceed the Committee's determination of allowable Employer Compensation Reduction Contributions or Employer Matching Contributions for Highly Compensated Employees for the Plan Year shall be reduced under the following leveling method: the Employer Matching

          Contributions and, if necessary, the matched Employer Compensation Reduction Contributions with respect thereto and the unmatched Employer Compensation Reduction Contributions of the Highly Compensated Employee with the highest average contribution percentage shall be reduced to the extent necessary to enable the Plan to satisfy the requirement of Section 401(m) of the Code or to reduce such Highly Compensated Employee's average contribution percentage to equal that of the Highly Compensated Employee with the next highest average contribution percentage. This process shall be repeated until the Plan satisfies the requirements of Section 401(m) of the Code.

               (3) Notwithstanding Section 5.4(d)(2), any reduction of contributions for a Highly Compensated Employee to whom the Family Member rules of Section 2.23(d) apply is accomplished by reducing the average contribution percentage as required under Section 5.4(d)(2), and the excess contributions shall be allocated among the Family Members in proportion to the Employer Compensation Reduction Contributions or Employer Matching Contributions of each Family Member that are combined to determine the average contribution percentage.

               (4) The Committee shall, after the close of the Plan Year, and no later than 12 months following the close of the Plan Year in which the reduced Employer Compensation Reduction Contributions were deferred or the reduced Employer Matching Contributions arose, distribute the amount of such contributions, including any income earned on such amounts (determined under Section 5.4(f)), to the Highly Compensated Employees (or Family Members) on whose behalf such contributions were made.

          (e) Aggregation. Notwithstanding any provision in this Section 5.4 to the contrary, if a Related Plan to which matching contributions and employee contributions are made and the Plan are treated as one plan for purposes of Code Section 401(a)(4) or Code Section 410(b), such plans shall be treated as one arrangement under this Section, and if a Highly Compensated Employee is a participant under any Related Plan to which matching contributions and employee contributions are made, such plan and the Plan shall be treated as one arrangement for purposes of determining the average contribution percentage of much Highly Compensated Employee.

          (f) Allocation of Income. Income equal to the sum of the amounts determined under (1) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

               (1) Income for Plan Year. Income for a completed Plan Year shall equal the net income for the Plan Year allocable to each of a Participant's respective Accounts to which his Section 401(m) Contributions for the Plan Year are allocated prior to distribution of any excess contributions, multiplied by a fraction, the numerator of which is the amount of Employer Compensation Reduction Contributions and Employer Matching Contributions so distributed and the denominator of which is the total of such Account balances as of the last day of the Plan Year (prior to distribution of any excess contribution for such Plan Year and prior to allocation of income, gains, losses and expenses thereto).

               (2) Income for Period Between End of Plan Year and Distribution. Income for the period between the end of a Plan Year and the date of a distribution shall equal the product of the number of months which have elapsed since the end of the preceding Plan Year and the date of the distribution multiplied by 10 percent multiplied by the income allocated to such distributed amounts under subsection (1) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to have been made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to have been made on the first day of the next month.

     5.5 Multiple Use of Section 5.3 and Section 5.4. Notwithstanding Section
5.3 and Section 5.4, the sum of the actual deferral percentages and the average contribution percentages, for a Plan Year, of the Highly Compensated Employees who are Active Participants shall not exceed the sum of (a) plus (b) where:

          (a) is one hundred and twenty-five percent (125%) of the greater of (or, at the election of the Committee, the lesser of) (1) the actual deferral percentages for such Plan Year of the non-Highly Compensated Employees who are Active Participants, or (2) the average contribution percentage for such Plan Year of such non-Highly Compensated Employees; and

          (b) is two (2) percent plus the lesser of (or, at the election of the Committee, the greater of) the amount determined under Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2), but in no event shall this amount exceed two hundred percent (200%) of the lesser (or, at the election of the Committee, the greater of) of the amount determined under Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2).

The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to ensure that the above limitations are met. If the Committee determines that the reduction or disallowance of Employer Compensation Reduction Contributions or Employer Matching Contributions is necessary or desirable with respect to Highly Compensated Employees, the Committee may reduce or disallow Employer Compensation Reduction Contributions or Employer Matching Contributions for such Highly Compensated Employees, including Employer Compensation Reduction Contributions or Employer Matching Contributions already made for that Plan Year, as provided in Section 5.3(d) and
(f) or Section 5.4(d) and (f).

     5.6 Limitations on Contributions.

          (a) Limitations on Contributions. Any of the provisions herein to the contrary notwithstanding, a Participant's Annual Additions (as defined in Section 5.6(b)(1) below) for any Plan Year shall not exceed his Maximum Annual Additions (as defined in Section 5.6(b)(2) below) for the Plan Year. If a Participant's Annual Additions exceed his Maximum Annual Additions, the Participant's Annual Additions for the Plan Year shall be reduced according to Section 5.6(c) by the amount necessary to eliminate such excess (the "Annual Excess").

          (b) Definitions.

               (1) "Annual Additions" of a Participant for a Plan Year means the sum of the following:

                    (A) Employer Profit Sharing Contributions, Minimum Employer
               Contributions and Forfeitures for the Plan Year allocated to his Profit Sharing Contribution Account,

                    (B) Employer Compensation Reduction Contributions for the
               Plan Year allocated to his Compensation Reduction Account,

                    (C) Special Employs Contributions allocated to his
               Compensation Reduction Account,

                    (D) Employer Matching Contributions allocated to his
               Matching Contribution Account,

                    (E) all employer contributions and forfeitures for such Plan
               Year allocated to such Participant's accounts for such Plan Year under any Related Defined Contribution Plan,

                    (F) the amount of nondeductible employee contributions under any Related Plan made by the Participant during the Plan Year, and

                    (G) solely for purposes of the limit described in Section
               5.6(b)(2)(B), contributions allocated to any individual medical account established for the Participant, which is part of a Related Defined Benefit Plan, as provided in Code Section 415(1) and any amount attributable to post-retirement medical benefits allocated to an account, established under Code Section 419A(d)(1), for the Participant.

Rollover Contributions to the Plan shall not be included as a part of the Participant's Annual Additions. Employer Contributions distributed under Sections 5.2 and 5.3 in any Plan Year shall be included as a part of the Participant's Annual Additions.

               (2) "Maximum Annual Additions" of a Participant for a Plan Year means the lesser of (A) and (B) below:

                    (A) 25% of the Participant's Compensation or

                    (B) the greater of (i) $30,000, or (ii) one-fourth (1/4) of the amount in effect under Section 415(b)(1)(A) of the Code ($98,064 in 1989, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code).

          (c) Elimination of Annual Excess. If a Participant has an Annual Excess for a Plan Year, such excess shall not be allocated to the Participant's Accounts but shall be eliminated as follows:

               (1) The Participant's unmatched Employer Compensation Reduction Contributions and his Special Employer Contributions allocated to his Compensation Reduction Account shall be reduced by first reducing his Special Employer Contributions and thereafter his unmatched Employer Compensation Reduction Contributions to the extent necessary to eliminate the Annual Excess.

               (2) If any Annual Excess remains, the Participant's matched Employer Compensation Reduction Contributions and Employer Matching Contributions shall be reduced in proportionate amounts to the extent necessary to eliminate the Annual Excess.

               (3) If any Annual Excess remains, the Participant's Employer Profit Sharing Contributions, Minimum Employer Contributions and Forfeitures shall be reduced in the order stated to the extent necessary to eliminate the remaining Annual Excess.

               (4) If any Annual Excess remains, contributions allocated to such Participant's individual medical account, which is part of a Related Defined Benefit Plan, as provided in Code Section 415(1), and any amount attributable to post-retirement medical benefits allocated to such Participant, established under Code Section 419A(d)(1), shall be reduced in proportionate amounts to the extent necessary to eliminate the remaining Annual Excess.

          Any Employer Compensation Reduction Contributions or Employer Matching Contributions reduced or eliminated under this Section 5.6 shall be distributed to the Participant on whose behalf such contributions were made. Any allocations of Employer Profit Sharing Contributions, Minimum Employer Contributions, Forfeitures, and Special Employer Contributions reduced or eliminated under this Section 5.6 shall, subject to the limits of this Section 5.6, be reallocated to the Accounts of the other Participants as of the last day of that Plan Year in the same manner as such Contributions were initially allocated. Any Employer Profit Sharing Contributions, Forfeitures, Minimum Employer Contributions and Special Employer Contributions which cannot, under the limits of this Section 5.6, be reallocated to the Accounts of other Participants in the Plan Year shall be held, subject to the limits of this Section 5.6, in a suspense account and reallocated in the subsequent Plan Year prior to making any Employer Contributions in any subsequent Plan Year. On Plan termination any amounts held in a suspense account which, under the limits of this Section 5.6, cannot be reallocated to Participants in the Plan Year of the termination, shall be returned to the Employers in such proportions as shall be determined by the Committee.

          (d) If a Participant participates or has participated in any Related Defined Benefit Plan, the sum of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) of the Code) and the Defined Contribution Plan Fraction (as defined in Section 415(e)(3) of the Code) for such Participant shall not exceed 1.0 (called the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0, the Participant's Defined Benefit Plan Fraction shall be reduced (a) first, by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he participates to the extent provided therein and (b) second, by reducing the Participant's Maximum Annual Additions to the extent necessary to reduce the Combined Fraction of such Participant to 1.0.

          (e) For purposes of this Section 5.6, the standard of control for determining a Commonly Controlled Entity under Sections 414(b) and 414(c) of the Code (and thus also Related Plans) shall be deemed to be "more than 50%" rather than "at least 80%".

                                  ARTICLE VI

                         Allocations of Contributions

     6.1 Employer Profit Sharing Contributions and Forfeitures. As of the last day of the Plan Year, Employer Profit Sharing Contributions and Forfeitures shall be allocated to the Employer Profit Sharing Contribution Account of each Active Participant in an amount equal to the product of the aggregate amount of the Employer Profit Sharing Contributions and Forfeitures, multiplied by a fraction, the numerator of which is the Active Participant's Compensation and the denominator of which is the Compensation of all Active Participants.

     6.2 Special Employer Contributions. As of the last day of the Plan Year, all Special Employer Contributions for the Plan Year shall be allocated to the Compensation Reduction Account of each non-Highly Compensated Employee who is an Active Participant for the Plan Year in an amount equal to the Special Employer Contribution (a) pursuant to Section 5.3, multiplied by a fraction, the numerator of which is such Active Participant's Employer Compensation Reduction Contribution for the Plan Year, and the denominator of which is the total of all Employer Compensation Reduction Contributions for the Plan Year made for all non-Highly Compensated Employees who are Active Participants in the Plan, and
(b) pursuant to Section 5.4, multiplied by a fraction, the numerator of which is such Active Participant's Employer Matching Contribution for the Plan Year, and the denominator of which is the total Employer Matching Contributions made for all non-Highly Compensated Employees who are Active Participants in the Plan.

     6.3 Employer Compensation Reduction Contributions. As of each Valuation Date, Employer Compensation Reduction Contributions made since the immediately preceding Valuation Date shall be allocated to the Compensation Reduction Account of the Active Participant on whose behalf they were made.

     6.4  Employer Matching Contributions.

          (a) Employer Matching Contributions made after the end of a Plan Year on account of Employer Compensation Reduction Contributions made during such Plan Year shall be allocated as of the last day of the Plan Year to the Matching Contribution Account of each Active Participant on whose behalf they were made.

          (b) Employer Matching Contributions made during a Plan Year on account of Employer Compensation Reduction Contributions made during such Plan Year shall be allocated to the Matching Contribution Account of each Active Participant on whose behalf they were made as soon as reasonably practicable.


                                  ARTICLE VII

                            Trustee and Trust Fund

     7.1 Trust Agreement. The Company and the Trustee have entered into a Trust Agreement which provides for the investment of the assets of the Plan and administration of the Trust Fund. The Trust Agreement, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan, and any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement.

     7.2 Selection of Trustee. The Board of Directors shall select the Trustee in accordance with the Trust Agreement. The subsequent resignation or removal of a Trustee and the appointment of a successor Trustee and the approval of his or its accounts shall all be accomplished in the manner provided in the Trust Agreement.

     7.3 Trustee's Duties. The powers, duties and responsibilities of the Trustee shall be as stated in the Trust Agreement, and nothing contained in this Plan either expressly or by implication shall be deemed to impose any additional powers, duties or responsibilities upon the Trustee. All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust. An Employer shall have no rights or claims of any nature in or to the assets of the Trust Fund except the right to require the Trustee to hold, use, apply and pay such assets held by the Trustee, in accordance with the directions of the Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as otherwise provided in Sections 5.6 and 7.10.

     7.4 Trust Expenses. All clerical, legal and other expenses of the Plan and the Trust and Trustee's fees, if any, shall be paid by the Trust except to the extent paid by an Employer.

     7.5 Trust Entity. The Trust under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets. The Trust, and the corpus and income thereof, shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

     7.6 Separate Accounts. The Committee, or the Trustee or other person designated by the Committee, on the Committee's behalf, shall maintain separate Accounts for each Participant as described in Section 2.1 hereof. Every adjustment to a Participant's Accounts shall be considered as having been made on the relevant Valuation Date regardless of the date of actual entry or receipt by the Trustee of Employer Contributions and Employee Contributions for a Plan Year.

     7.7  Investment Funds.

          (a) Each Participant (or Beneficiary) shall have the right to elect, at such times, on such forms and in accordance with such rules and procedures as the Committee may establish, to have his Accounts invested in the following Investment Funds:

               (i) Pooled Investment Funds.

               (A) The Balanced Fund which is invested in stocks, bonds, and other fixed income securities to provide a diversified account with both the possibility of stock appreciation and the protection of fixed income.

               (B) The Current Yield Fund which is invested in guaranteed investment contracts and other fixed income investments, including money market securities such as commercial paper and certificates of deposit.

               (C) The U.S. Equity Fund which is invested in a broad and widely diversified portfolio of U.S. common stocks.

               (D) The Performance Investment Fund which is aggressively invested in common stock, bonds, or short-term money market securities, depending on their prevailing relative attraction.

               (E) The World Wide Equity Fund which is invested in both U.S. and foreign common stocks.

               (F) Other Funds. Such other funds as the Committee shall from time to time establish.

               (2) Separate Investment Funds, which are Investment Funds (including but not limited to mutual funds or annuity contracts) providing for investment in accordance with the direction of individual Participants for whose account such Investment Funds are maintained as the Committee shall from time to time establish, subject to such conditions and limitations as it shall impose.

The Committee, in its discretion, may eliminate any of the above Investment Funds at any time.

          (b) Participant Elections. A Participant's (or Beneficiary's) investment election or change of election may be made at any time and shall be effective on the later of (l) if received by the Committee prior to the 21st day of a calendar month, the first day of the month following the month in which the election is received and, if received on or after the 21st day of any calendar month, the first day of the second calendar month beginning after the month in which the election is received or (2) such later date as the Participant shall specify, or as soon thereafter as reasonably possible, provided that a Participant may change his investment election not more than four times in any Plan Year and provided that the Committee, in its discretion, may permit elections to be made, changed or to become effective at any additional times as it may designate. A Participant's (or Beneficiary's) investment election shall remain effective until such time as the Participant (or Beneficiary) files a new investment election and it becomes effective. The investment election of a deceased Participant shall remain effective until such time as his Beneficiary files a new investment election and it becomes effective. If a Participant (or Beneficiary) fails to make an investment election, his Accounts shall be invested in the Investment Fund designated from time to time by the Committee.

     7.8 Trust Income. As of each Valuation Date the fair market value of the Trust shall be determined, recorded and communicated in writing to the Committee by the Trustee. The Trustee shall also determine the fair market value of each Separate Investment Fund. The Trustee's determination of fair market value shall be final and conclusive on all persons. As of each Valuation Date the Committee shall determine the net income, gains or losses of the Trust Fund and of each Separate Investment Fund since the preceding Valuation Date. The net income, gains or losses thus derived from the Trust shall be accumulated and shall from time to time be invested as a part of the Trust Fund. The net income gains or losses of each Separate Investment Fund shall be credited or charged to such Separate Investment Fund. The Committee shall proportionately allocate the net income, gains or losses of each Pooled Investment Fund among (a) the sum of all Participants' Accounts invested in such Pooled Investment Fund, and (b) the suspense account maintained under Section 5.6(c), all as valued as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) by crediting (or charging) each such Account by an amount equal to the net income, gains or losses of each Pooled Investment Fund multiplied by a fraction, the numerator of which is the balance of such Account invested in such Pooled Investment Fund as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) and the denominator of which is the total value of all Accounts invested in such Pooled Investment Fund as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date).

     7.9 Correction of Error. In the event of an error in the adjustment of a Participant's Account, the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required to make such correction to or against income or as an expense of the Trust for the Plan Year in which the correction is made. Except as provided in this Section, the accounts of other Participants shall not be readjusted on account of such error.

     7.10 Right of the Employers to Trust Assets. Except as provided in Section 5.6, the Employers shall have no right or claims of any nature in or to the Trust Fund except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan and Trust; provided, that:

          (a) if an Employer Contribution is conditioned upon the initial qualification of the Plan under Sections 401(a) or 401(k) of the Code and if the Plan does not so qualify, Employer Compensation Reduction Contributions conditioned on such qualification shall be distributed to the appropriate Participant and other Employer Contributions shall be returned to the appropriate Employer within one year of the denial of qualification of the Plan;

          (b) if, and to the extent that, a deduction for Employer Contributions under Section 404 of the Code is disallowed, Employer Compensation Reduction Contributions conditioned on deductibility shall be distributed to the appropriate Participant and other Employer Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one year after the disallowance of the deduction; and

          (c) if, and to the extent that, an Employer Contribution is made through mistake of fact, Employer Compensation Reduction Contributions shall be distributed to the appropriate Participant and other Employer Contributions shall be returned to the appropriate Employer within one year of the payment of the contribution.

          All Employer Contributions are conditioned on the Plan's being initially qualified under Section 401(a) of the Code, all Employer Compensation Reduction Contributions are conditioned on the Plan's being initially qualified under Section 401(k) of the Code and all Employer Contributions are conditioned upon their being deductible under Section 404 of the Code.

                                 ARTICLE VIII

                                   Benefits

     8.1 Payment of Benefits in General. A Participant's benefits under this Plan shall be payable in accordance with the provisions of this Article, on or after the Valuation Date coinciding with or next following the Participant's or Beneficiary's election or other right to commence to receive such benefits.

          (a) If a Participant has a Termination of Employment due to retirement on or after Normal Retirement Date, Disability, or for any other reason other than death, the Participant's Accrued Benefit shall be payable in a lump sum, in accordance with and subject to the limitations of Section 8.2.

          (b) If a Participant dies, his Accrued Benefit shall be payable to his surviving spouse, or to his other

     Beneficiary or Beneficiaries if he was not married at the time of his death or to the extent he names a Beneficiary other than his surviving spouse, in a lump sum, in accordance with and subject to the limitations of Section 8.3.

          (c) If a Participant suffers a financial hardship, he may elect to receive a distribution of all or a portion of his Accrued Benefit in accordance with and subject to the limitations of Section 8.4(a).

          (d) If a Participant attains age 59-1/2, he may elect to receive a distribution of his Accrued Benefit, in a lump sum, in accordance with and subject to the limitations of Section 8.4(b).

          (e) If a Participant made Employee Contributions to the Plan prior to January l, 1983, he may elect to receive a distribution of all or a portion of such amounts in accordance with and subject to the limits of Section 4.7.

          (f) If a Participant has made a Rollover Contribution to the Plan on or after January l, 1989, he may elect to receive a distribution of such amounts in accordance with and subject to Sections 8.2, 8.3 and 8.4(b).

          (g) If a Participant is otherwise entitled to a distribution due to retirement on or after Normal Retirement Date, Disability, death, or other Termination of Employment, the Committee shall require the immediate distribution of small Accrued Benefits in accordance with and subject to the limitations of Section 8.10, notwithstanding the provisions of Sections 8.2, 8.3, and 8.9.

     8.2  Payment of Accrued Benefit on Termination of Employment.

          (a) Method of Payment. If a Participant has a Termination of Employment for any reason other than the Participant's death, the Trustee shall distribute to the Participant his Accrued Benefit after the later of the Participant's Normal Retirement Date or Termination of Employment, provided that the Participant may elect another date for distribution. If the Participant's election is received by the Committee (or, if no election is received, if the later of the Participant's Normal Retirement Date or Termination of Employment occurs) prior to the 21st day of a calendar month, the Participant's Accrued Benefit shall be valued as of the next following Valuation Date and shall be distributed within the first week of the second month following such Valuation Date. If the Participant's election is received (or, if no election is received, if the later of the Participant's Normal Retirement Date or Termination of Employment occurs) on or after the 21st day of any calendar month, the Participant's Accrued Benefit shall be valued as of the Valuation Date next following the last day of the calendar month in which the election is received (or, if applicable, in which the later of the Participant's Normal Retirement Date or Termination of Employment occurs) and shall be distributed within the first week of the second month following such Valuation Date. Payment shall be made in one lump sum.

          (b) Notwithstanding any provision herein to the contrary, benefit payments shall be made not later than the Required Beginning Date, regardless of whether the Participant has elected to defer such payments under this Section.

     8.3 Payment of Accrued Benefit on Death.

          (a) Payment to Spouse or Other Beneficiary. On the death of a Participant before his Accrued Benefit has been paid from the Plan, the Trustee shall pay the Participant's Accrued Benefit to the Participant's surviving spouse, who shall be deemed to be the Participant's designated Beneficiary, subject to the following sentence. If the Participant was not married, or to the extent the Participant named a Beneficiary other than his surviving spouse to receive some or all of his Accrued Benefit under the Plan (and his surviving spouse consented in accordance with Section 8.9 to the naming of another Beneficiary), the Trustee shall pay the Participant's Accrued Benefit to his Beneficiary.

          (b) Method of Payment. Payments of the Participant's Accrued Benefit shall be paid in the form of one lump sum to the Participant's surviving spouse, or as permitted in Section 8.3(a), to the other Beneficiary or Beneficiaries designated by the Participant. The Accrued Benefit shall be
     (l) if the Participant dies prior to the 21st day of a calendar month, valued as of the next following Valuation Date and distributed within the first week of the second month following such Valuation Date and (2) if the Participant dies on or after the 21st day of a calendar month, valued as of the Valuation Date next following the last day of the calendar month in which the Participant died and distributed within the first week of the second month following such Valuation Date. The surviving spouse, or other Beneficiary or Beneficiaries may elect (if they are not prohibited by an election of the Participant from so electing) to defer the timing of the receipt of the

     Accrued Benefit. If the timing of receipt is deferred, the Accrued Benefit shall be (l) if the election for distribution is received by the Committee prior to the 21st day of a calendar month, valued as of the next following Valuation Date and distributed within the first week of the second month following such Valuation Date and (2) if the election for distribution is received on or after the 21st day of a calendar month, valued as of the Valuation Date next following the last day of the calendar month in which the election is received and distributed within the first week of the second month following such Valuation Date.

          (c) Beneficiary Designation. The Participant may designate a Beneficiary or Beneficiaries to receive the undistributed portion of the Participant's Accrued Benefit. Such Beneficiary or Beneficiaries shall be designated by the Participant on a Beneficiary Designation Form provided by the Committee, and may be changed from time to time by filing a new Beneficiary Designation Form with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until filed with the Committee. If a Participant (l) fails to file a valid Beneficiary Designation Form, or (2) if all persons designated on the Beneficiary Designation Form predecease the Participant (or, in the case of a Beneficiary other than an individual, ceases to exist prior to the Participant's death) or, (3) if any Beneficiary other than the surviving spouse survives the Participant but dies (or ceases to exist) prior to the receipt of the total amount to which such Beneficiary would have been entitled, and if there are no remaining contingent Beneficiaries, then the Trustee shall distribute the portion of such Participant's Accrued Benefit which is subject to the Beneficiary Designation Form in one lump sum to the following who shall be deemed to have been designated as Beneficiaries by the Participant in the following order of precedence:

               (l)  surviving spouse;

               (2) lawful descendants including adopted children and descendants of his deceased children, including adopted children, per stirpes, and

               (3)  estate.

          (d) Period of Distribution. Notwithstanding any other provisions of this Plan, if a Participant dies before his entire Accrued Benefit has been distributed and before his Required Beginning Date, the Participant's Accrued Benefit shall be distributed no later than December 31 of the calendar year which contains the fifth anniversary of his death; except that if the Beneficiary is the Participant's surviving spouse, his Accrued Benefit shall be distributed no later than December 31 of the calendar year in which the Participant would have attained the age of 70-1/2 years.

          (e) Any amount paid to a child, in accordance with regulations prescribed by the Secretary of the Treasury, shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other events as the Secretary of the Treasury may by regulations prescribe).

     8.4  Participant Withdrawals.

          (a) Hardship Withdrawals. A Participant prior to a Termination of Employment may, on such form and in such manner as the Committee shall prescribe, request a distribution (from his Accounts in the order described in Section 8.4(a)(3)) on account of an immediate and heavy financial need of the employee (described in Section 8.4(a)(l) below) provided such distribution does not exceed the amount necessary (described in Section 8.4(a)(2) below) to satisfy such immediate and heavy financial need.

               (l) Immediate and Heavy Financial Need.

                    (A) A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

                         (i) Medical expenses described in Section 213(d) of the
                    Code incurred by the Participant, the Participant's spouse or any dependent of the Participant (as defined in Section 152 of the Code);

                         (ii) Purchase (excluding mortgage payments) of a
                    principal residence for the Participant;

                         (iii) Payment of tuition for the next semester or
                    quarter of post-secondary education for the Participant or the Participant's spouse, children, or dependents; or

                        (iv) The need to prevent the eviction of the Participant
                    from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                    (B) If the Participant requests a distribution for a purpose which is not enumerated in Section 8.4(a)(l)(A), the Committee shall permit such distribution upon determining that such distribution is on account of an immediate and heavy financial need, based upon all the facts and circumstances.

                    (2) Distribution Deemed Necessary to Satisfy Immediate and
               Heavy Financial Need. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if either (A) or (B) below is satisfied:

                    (A) (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                         (ii) The Participant has obtained all distributions
               other than hardship distributions, and all non-taxable loans currently available under the Plan and all Related Plans;

                         (iii) The Participant's elective deferrals (as defined
               in Section 402(g) of the Code) and employee contributions under the Plan or any Related Plan shall be suspended for twelve months after receipt of the hardship distribution; and

                         (iv) Employer Compensation Reduction Contributions made
               on behalf of such Participant under the Plan or any Related Plan for the Participant's taxable year immediately following the taxable year of the hardship distribution shall not exceed the maximum amount (described in Section 4.2) for such next taxable year less the amount of such Participant's Compensation Reduction Contributions for the taxable year of the hardship distribution.

                    (B) Based upon the Participant's representation that the
                        need cannot be relieved:

                         (i) through reimbursement or compensation by insurance or otherwise;

                         (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                         (iii) by cessation of elective contributions (as
                    defined in Code Section 402(g)) under the Plan, or

                    (iv) by other distributions or nontaxable (at the time of
               the loan) loans from plans maintained by the Employer, or by borrowing from commercial sources on reasonable commercial terms.

              (3) Withdrawals under this Section 8.4(a) shall be paid first from the Participant's Employee Contribution Account, then from his Rollover Contribution Account, then from amounts allocated to his Profit Sharing Contribution Account, then from amounts allocated to his Matching Contribution Account, and then from amounts allocated to his Compensation Reduction Account (but excluding any earnings on such amounts).

          (b) Withdrawal at or after Age 59-1/2. Any Participant who has attained age 59-1/2 may elect in writing delivered to the Committee to have part or all of his Accrued Benefit distributed in one (1) lump sum from his Accounts in the following order: Employee Contribution Account, Rollover Contribution Account, Profit Sharing Contribution Account, Matching Contribution Account, Compensation Reduction Account, and Employer Contribution Account. The Accrued Benefit shall be valued (l) if the election is received by the Committee prior to the 21st day of a calendar month, as of the next following Valuation Date and (2) if the election is received on or after the 21st day of any calendar month, as of the Valuation Date next following the last day of the calendar month in which the election is received, and any payment thereof shall be made within the first week of the second month following the applicable Valuation Date.

          (c) Continued Participation. A Participant who receives a distribution pursuant to Section 8.4(a) or (b) shall continue to participate in the Plan in accordance with the provisions thereof.

       8.5 Vested Interests. A Participant's Accrued Benefit is fully vested and nonforfeitable at all times.

       8.6 Deduction of Taxes from Amounts Payable. The Trustees may deduct from the amount to be distributed such amount as the Trustees, in their sole discretion, deem proper to protect the Trustees and the Trust against liability for the payment of death, succession, inheritance, income, or other taxes, and out of the money so deducted, the Trustees may discharge any such liability and pay the amount remaining to the Participant or his Beneficiary, as the case may be.

     8.7 Deadline for Payment of Benefits. Notwithstanding any other provision herein, payment of a Participant's benefits shall be made (unless the Participant elects otherwise) not later than sixty (60) days after the latest of the close of the Plan Year in which (a) the Participant attains age sixty-five
(65), (b) occurs the tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan, and (c) the Participant had a Termination of Employment, provided, however, that in no event shall payment of benefits be made after a Participant's Required Beginning Date.

     8.8 Facility of Payment. If a Participant or Beneficiary is declared an incompetent or is a minor, and a conservator, guardian, or other person legally charged with his care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his care.

     If a Participant or Beneficiary is incompetent, is a minor, or, in the opinion of the Committee would fail to derive benefit from distribution of funds, and if a conservator, guardian, or other person charged with his care has not been appointed, the Committee, in its sole and exclusive discretion, may (a) require the appointment of a conservator or guardian, (b) distribute the Participant's Accrued Benefit to relatives of the Participant or Beneficiary for the benefit of the Participant or Beneficiary, or (c) distribute such Accrued Benefit directly to or for the benefit of the Participant or Beneficiary.

     The decision of the Committee in such matters shall be final, binding, and conclusive upon the Employer and the Trustees and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Trustees and the Committee shall not be under any duty to see to the proper application of such payments made to a Participant, conservator, guardian, or relatives of a Participant.

     8.9 Spousal Consent to a Waiver. A spousal consent to the Participant's naming of a Beneficiary other than his spouse shall:

          (a)  be in a writing acknowledging the effect of the consent;

          (b)  be witnessed by the Committee or a notary public;

          (c)  be effective only for the spouse who executes the consent; and

          (d) designate a Beneficiary which may be further changed without spousal consent only if the consent of the spouse expressly so permits;

provided that the consent of a Participant's spouse shall not be required if it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe; and further provided that the Committee may provide a spousal consent form which provides that such consent once given is irrevocable.

     8.10 Lump Sum Payment Without Election. Notwithstanding the provisions of this Article to the contrary, if the Participant or Beneficiary is entitled to a distribution due to the Participant's retirement on or after his Normal Retirement Date, death, Disability or other Termination of Employment, and if the value of the Participant's Accrued Benefit does not exceed $3,500, the Committee shall, before the commencement of such distribution, direct the immediate distribution of such benefit, if any, regardless of any election or consent of the Participant, his spouse, or other Beneficiary.

     8.11  Form of Payment. All payments under the Plan shall be made in cash.
           ---------------

     8.12  Participant Loans.

          (a) Upon proper application of a Participant, the Committee shall grant a loan to such Participant in such amount and for such period as the Committee shall determine, but not less than $500 and not exceeding the lesser of:

               (l) $50,000, reduced by the aggregate amount of all outstanding loans to the Participant from the Plan and all Related Plans, and further reduced by the excess (if any) of:

                    (A) the Participant's highest outstanding balance of loans from the Plan and all Related Plans during the one-year period ending on the day before the date on which such loan is made, over

                    (B) the Participant's outstanding balance of loans from the
               Plan and all Related Plans on the date on which such loan is made; or

               (2) In the case of loans made after October l8, 1989, 50% of the Participant's Accrued Benefit valued as of the most recent Valuation Date for which a valuation has been completed on or preceding the date of approval of the loan and in the case of loans made on or before October 18, 1989, the amount determined pursuant to the following schedule:

          If the Participant's
          Accrued Benefit Is:             Participant Can Borrow:
          -------------------             -----------------------

          $0         --- $ 10,000         80% of the Accrued
                                          Benefit

          $10,000.01 --- $ 14,000         $8,000 plus  1/2
                                          multiplied by (Accrued
                                          Benefit minus $10,000)


          $14,000.01  --- $ 20,000        $10,000

          $20,000.01  --- $100,000        50% of Accrued Benefit

          (b) Any loan made under this Section 8.12 shall, by its terms, be required to be repaid within five (5) years unless the loan is used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant. All loans, except as provided in the regulations prescribed by the Secretary of the Treasury, shall be amortized over the term of the loan in substantially level payments not less frequently than quarterly.

          (c) The Committee may grant such loans and may direct the Trustees to lend Trust Fund assets to such Participant, provided that such loans are available to all Participants on a reasonably equivalent basis, are not made available to Highly Compensated Employees in amounts greater than the amounts made available to other Employees, bear a reasonable rate of interest, and are adequately secured. Any loan will be paid from the Participant's Employer Contribution Account first, then from his Compensation Reduction Contribution Account (earnings first, then balance of account), then from his Matching Contribution Account, then from his Profit Sharing Contribution Account, and then from his Rollover Contribution Account. (A loan shall not be paid from a Participant's Employee Contribution Account). Any such loan, subject to the foregoing, shall be under such terms and conditions as the Committee may in its sole discretion deem appropriate. Such loan, and any interest with respect thereto, shall constitute a first lien upon the interest of such Participant in the Accounts from and to the extent to which the loan is paid and shall, to the extent that the loan may be unpaid at the time the Participant's Accounts shall become payable, be deducted from the amount payable to such Participant or his Beneficiary at the time of distribution of any portion of his Account. In the event that a Participant fails to repay a loan according to its terms and foreclosure occurs, the Plan may foreclose on the portion of the Participant's Accounts which secure the loan and which would be distributable to the Participant as of the earliest date the Participant could elect distribution.

          (d) The note representing the loan (and other loans to the same Participant) shall be segregated in a separate fund held by the Trustee as a separate ear-marked investment solely for the account of the Participant. A Participant's payments to the Trust of principal and interest on a note held in such a segregated fund shall be invested by the Trustee as elected by the Participant as soon as reasonably practicable. The interest and principal repayments of a Participant's loan shall be allocated to the Participant's accounts in the following order: first to his Rollover Contribution Account, then to his Profit Sharing Contribution Account, then to his Matching Contribution Account, then to his Compensation Reduction Account and then to his Employer Contribution Account.

     8.13 Timing of Payment Due to Restrictions on Liquidation of Investments. Notwithstanding any other provision of the Plan, payments which cannot be made within the prescribed time periods due to restrictions on the liquidation of investments or due to administrative delays shall be made as soon as reasonably practicable.


                                  ARTICLE IX

                                Administration

     9.1 Board of Directors Duties. The Board of Directors shall have overall responsibility for the establishment, amendment, termination, administration and operation of the Plan, which responsibility it shall discharge by the appointment and removal (with or without cause) of the members of the Committee, to which is delegated the overall responsibility for the administration and operation of the Plan and for appointing, supervising and terminating the Trustees and any Investment Manager in accordance with the Trust Agreement.

     9.2 Committee Membership. The Committee shall consist of three (3) or more members, who shall be appointed by the Board of Directors. In the absence of such appointment, if the Trustees are one or more individuals, the Trustees shall serve as the Committee, and if the Trustees are not one or more individuals, the Board of Directors shall serve as the Committee. The members of the Committee shall remain in office at the will of the Board of Directors, and the Board of Directors may from time to time remove any of said members with or without cause and shall appoint their successors. The Committee shall have the general responsibility for the administration of the Plan and for carrying out its provisions.

     9.3 Committee Structure. Each member of the Committee shall be an officer, director or Employee of an Employer hereunder, and may be a Participant or Beneficiary. Any member of the Committee shall automatically cease to be a member of the Committee on his ceasing to be an officer, director or Employee of an Employer. Each person, upon becoming a member of the Committee, shall file an acceptance thereof in writing with the secretary of the Company and the secretary of the Committee. Any member of the Committee may resign by delivering his written resignation to the secretary of the Company and the secretary of the Committee, and such resignation shall become effective upon the date specified therein. In the event of a vacancy in membership, the remaining members shall constitute the Committee with full power to act until said vacancy is filled.

     9.4 Committee Actions. The action of the Committee shall be determined by the vote or other affirmative expression of a majority of its members. Action may be taken by the Committee at a meeting or in writing without a meeting. The Board of Directors shall choose a chairman who shall be a member of the Committee and a secretary who may (but need not) be a member of the Committee. The secretary shall keep a record of all meetings and acts of the Committee and shall have custody of all records and documents pertaining to its operations. Either the chairman or secretary may execute any certificate or other written direction on behalf of the Committee.

     9.5 Committee Duties. The Committee, on behalf of the Participants and all other Beneficiaries of the Plan and the Trust, shall enforce the Plan and the Trust Agreement in accordance with the terms of the Plan and the Trust Agreement and shall have all powers necessary to accomplish that purpose, including, but not by way of limitation, the following:

  (a) To appoint and remove, as it deems advisable, a Plan Administrator;

          (b) To issue rules and regulations necessary for the proper conduct and administration of the Plan and to change, alter, or amend such rules and regulations;

          (c) To construe the Plan and Trust Agreement;

          (d) To determine all questions arising in the administration of the Plan, including those relating to the eligibility of persons to become Participants, the rights of Participants and their Beneficiaries, and Employer Contributions, and its decision thereon shall be final and binding upon all persons hereunder;

          (e) To compute and certify to the Trustee the amount and kind of benefits payable to Participants or their Beneficiaries;

          (f) To authorize all disbursements of the Trustees from the Trust Fund in accordance with the provisions of the Plan;

         (g) To employ and suitably compensate such accountants, attorneys (who may but need not be the accountants or attorneys of the Company), and other persons to render advice and clerical employees as it may deem necessary to the performance of its duties;

          (h) To hear, review and determine claims for benefits;

          (i) To exercise any rights, powers or privileges granted to it by the terms of the Trust Agreement;

          (j) To communicate the Plan and its eligibility requirements to the Employees and notify Employees when they become eligible to participate;

          (k) To make available to Participants upon request, for examination during business hours, such records as pertain exclusively to the examining Participant;

          (l) To invest all or a portion of the Trust Fund in loans to Participants and to segregate the note representing any such loan in a separate fund in accordance with Section 8.12; and

          (m) To establish investment funds from time to time and to make investment funds available for Participant investment elections pursuant to
     Article VII.

     9.6   Allocations and Delegations of Responsibility.

          (a) The Board of Directors, the Committee and, if the Trustees are one or more individuals, the Trustees, respectively, shall have the authority to delegate, from time to time, by instrument in writing filed in their respective minute books, all or any part of their respective responsibilities under the Plan to such person or persons as it may deem advisable (and may authorize such person, upon receiving written consent of the delegating entity, to delegate such responsibilities to such other person or persons as the delegating entity shall authorize) and in the same manner to revoke any such delegation or responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the delegating entity. Any Employer, the Board of Directors, the Committee and, if the Trustees are one or more individuals, the Trustees shall not be liable for any acts or omissions of any such delegate. The delegate shall periodically report to the delegating authority concerning the discharge of the delegated responsibilities.

          (b) The Board of Directors, the Committee and, if the Trustees are one or more individuals, the Trustees, respectively shall have the authority to allocate, from time to time, by instrument in writing filed in their respective minute books, all or any part of their respective responsibilities under the Plan to one or more of their respective members as they may deem advisable, and in the same manner to revoke such allocation of responsibilities. Any action of the member to whom responsibilities are allocated in the exercise of such allocated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the allocating entity. An Employer, the Board of Directors, the Committee and, if the Trustees are one or more individuals, the Trustees shall not be liable for any acts or omissions of such member. The member to whom responsibilities have been allocated shall periodically report to the allocating authority concerning the discharge of the allocated responsibilities.

     9.7 Committee Bonding and Expenses. The members of the Committee shall serve without bond (except as otherwise required by federal law) and without compensation for their services as such; but all expenses of the Committee shall be paid by the Trust except to the extent paid by an Employer.

     9.8 Information to be Supplied by Employer. Each Employer shall provide the Committee and the Trustees or their delegate with such information as it shall from time to time need in the discharge of its duties. The Committee and the Trustees may rely conclusively on the information certified to it by an Employer.

     9.9 Records. The regularly kept records of the Committee, any Employer and, if the Trustees are one or more individuals, the Trustees, shall be conclusive evidence of the service of a Participant, his Compensation, his age, his marital status, his status as an Eligible Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his age at any time prior to retirement, and such correction shall be made if within 90 days after such request he furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Committee.

     9.10 Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     9.11 Plan Administrator. The Committee may appoint a Plan Administrator who may (but need not) be a member of the Committee; and in absence of such appointment, the Committee shall be the Plan Administrator.

     9.12 Committee/Plan Administrator Decisions Final. The Committee and the Plan Administrator have discretionary authority to determine matters within their jurisdiction and the decisions of the Committee and of the Plan Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employers and the Trustee and upon each Employee, Participant, former Participant, Beneficiary and every other person or party interested or concerned.

     9.13 Company, Committee and Trustees as Agent. The Company, the Committee and/or, if the Trustees are one or more individuals, the Trustees, shall act as agent for each Employer in the administration of the Plan.

     9.14 Fiduciary Responsibility. If a Plan fiduciary acts in accordance with ERISA, Title I, Subtitle B, Part 4,

            (a) in determining that the Participant's spouse has consented to the Participant's naming of a Beneficiary other than his spouse or that the consent of the Participant's spouse may not be obtained because there is no spouse, the spouse cannot be located or other circumstances prescribed by the Secretary of the Treasury by regulations, then to the extent of payments made pursuant to such consent or determination, the Plan and its fiduciaries shall have no further liability; or

          (b) in treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order (defined in Section 13.7); or, during any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), in separately accounting for the amounts ("Segregated Amounts") which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order; in paying the Segregated Amounts (including any interest thereon) to the person entitled thereto if within the 18-month period beginning with the date on which the first payment would be required to be made under the domestic relations order (the "18-Month Period") the domestic relations order (or a modification thereof) is determined to be a Qualified Domestic Relations Order; in paying the Segregated Amounts (including any interest thereon) to the person entitled thereto if there had been no order if within the 18-Month Period the domestic relations order is determined not to be qualified or if the issue is not resolved within the 18-Month Period; and in prospectively applying a domestic relations order which is determined to be qualified after the close of the 18-Month Period, then the obligation of the Plan and its fiduciaries to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to such acts.

                                   ARTICLE X

                               Claims Procedure

     10.1 Initial Claim for Benefits. Each Participant or Beneficiary ("Claimant") may submit his application for benefits ("Claim") to the Committee (or to such other person as may be designated by the Committee) in writing in such form as is provided or approved by the Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a Claim prior to his filing a Claim and exhausting his rights to review under Sections 10.1 and 10.2.

     When a Claim has been filed properly, such Claim shall be evaluated and the Claimant shall be notified of the approval or the denial of the Claim within ninety (90) days after the receipt of such Claim unless special circumstances require an extension of time for processing the Claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period, which notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the Claim was filed). A Claimant shall be given a written notice in which the claimant shall be advised as to whether the Claim is granted or denied, in whole or in part. If a Claim is denied, in whole or in part, the notice shall contain (l) the specific reasons for the denial, (2) references to pertinent plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the Claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

     10.2 Review of Claim Denial. If a Claim is denied, in whole or in part, the Claimant shall have the right to (i) request that the Committee (or such other person as shall be designated in writing by the Committee) review the denial, (ii) review pertinent documents, and (iii) submit issues and comments in writing, provided that the Claimant files a written request for review with the Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty
(120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes.

     If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court and the denial of the Claim shall become final and binding on all persons for all purposes.

                                  ARTICLE XI

                     Amendment and Termination of the Plan

     11.1 Discontinuance of Contributions. It is the expectation of the Company that it will continue the Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan and the payment of Employer Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer; and the right is reserved by the Company or any other Employer at any time to reduce, suspend or discontinue its contributions hereunder, provided, however, that the Employer Contributions for any Plan Year accrued or determined prior to the end of said Plan Year shall not after the end of said Plan Year be retroactively reduced, suspended or discontinued.

     11.2  Amendments.

          (a) The Company, by resolution of the Board of Directors or of the Executive Committee of such Board, may amend, modify, change, revise or discontinue the Plan or the Trust Agreement, at any time; provided, that, except as provided in Sections 5.6 and 7.10, no amendment shall (i) increase the duties or liabilities of the Trustees, the Committee or the Plan Administrator without written consent of the entity affected; (ii) have the effect of vesting in any Employer any interest in any funds, securities or other property subject to the terms of this Plan and the Trust Agreement; (iii) authorize or permit at any time any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries; or
     (iv) have any retroactive effect as to deprive any Participant or Beneficiary of any benefit already accrued; provided that no amendment made in conformance to provisions of the Code, or any other statute relating to employees' trusts, or any official regulations or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary.

          (b) If a person is not an Employee on or after the effective date of any amendment to the Plan, the amendment shall be deemed as having no effect on the amount of such person's benefits or other rights under the Plan unless the amendment specifically provides otherwise.

     11.3 Plan Termination. Although it is the intention of the Company that this Plan be permanent, the Company reserves the right to terminate the Plan and the Trust at any time, by delivering to the Committee and to the Trustee a written resolution signed on its behalf by an officer of the Company and stating the fact of such termination.

     11.4 Payment Upon Termination. Upon termination of the Plan or complete discontinuance of Employer Contributions hereunder, each Participant's Accrued Benefit shall become fully vested. Upon a partial termination of the Plan, the Accrued Benefit of each former Participant who lost status as a Participant (or otherwise suffered the partial termination) because of such partial termination shall become fully vested. In the event of termination of the Plan and after payment of all expenses and proportional adjustment of accounts to reflect such expenses, fund losses or profits and reallocation to the date of termination, except to the extent that the Board of Directors shall otherwise direct, each Participant and each Beneficiary of a deceased Participant shall be entitled to receive his entire Accrued Benefit. The Trustee may make payment of such amounts in cash or in assets of the Trust Fund as the Trustee shall in its sole discretion direct. If such amounts are not immediately distributed, then continued allocations of the net earnings and losses of the Trust as provided in
Section 7.8 shall be made.

     11.5 Withdrawal from the Plan by an Employer. While it is not the present intention of any Employer to withdraw from the Plan and Trust Agreement, any Employer other than the Company may withdraw from the Plan and Trust Agreement, under such terms and conditions as the Board of Directors may prescribe, by delivery to the Trustees and the Company of a resolution of its board of directors electing to so withdraw.

                                  ARTICLE XII

                             Top Heavy Provisions

     12.1  Application. The definitions in Section 12.2 shall apply under this
Article XII and the special rules in Section 12.3 shall apply, notwithstanding any other provisions of the Plan, for any Plan Year in which the Plan is a Top Heavy Plan and for such other Plan Years as may be specified herein. Anything in this Article XII to the contrary notwithstanding, if the Plan is a multi-employer plan described In Internal Revenue Code Section 414(f) or a multiple employer plan as described in Internal Revenue Code Section 413(c), the provisions of this Article XII shall be applied separately to each Employer and Commonly Controlled Entity taking account of benefits under the plan provided to employees of the Employer or Commonly Controlled Entity because of service with that Employer or Commonly Controlled Entity.

     12.2 Special Top Heavy Definitions. The following special definitions shall apply under this Article XII.

          (a) "Aggregate Employer Contributions" means the sum of all Employer Contributions and Forfeitures under this Plan allocated for a Participant to the Plan and employer contributions and forfeitures allocated for the Participant to all Related Defined Contribution Plans in the Aggregation Group; provided, however, that for Plan Years beginning before January 1, 1985 and after December 3l, 1988, employer contributions attributable to salary reduction or similar arrangement under the Plan and Related Defined Contribution Plans shall not be included in Aggregate Employer Contributions.

          (b) "Aggregation Group" means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless inclusion of Related Plans in the Permissive Aggregation Group in the Aggregation Group would prevent the Plan from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Plan and each other Related Plan in a Permissive Aggregation Group with the Plan.

               (i) "Mandatory Aggregation Group" means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                    (A) had a participant who was a Key Employee, or

                    (B) was necessary to be considered with a plan in which a
               Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Section 401(a)(4) and Section 410 of the Internal Revenue Code.

               If the Plan is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

               (ii) "Permissive Aggregation Group" means the group of plans consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Plan, and (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and
          Section 410 of she Internal Revenue Code. A Related Plan in (B) of the preceding sentence may include a simplified employee pension plan, as defined in Internal Revenue Code Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of
          Section 401(a)(4) and Section 410 of the Internal Revenue Code considering, if the plan is a multiemployer plan as described in Internal Revenue Code Section 414(f) or a multiple employer plan as described in Internal Revenue Code Section 413(c), benefits under the plan only to the extent provided to employees of the employer because of service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan.

          (c) "Determination Date" means, with respect to a plan year, the last day of the preceding plan year or, in the case of the first plan year, the last day of such plan year. If the Plan is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any plan year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Plan.

          (d) "Key Employee" means, for the Plan Year containing the Determination Date, any person or the beneficiary of any person who is an employee or former employee of an Employer or a Commonly Controlled Entity as determined under Internal Revenue Code Section 416(i) and who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years (the "Measurement Period"), is a person described in paragraph (i), (ii), (iii) or (iv), subject to paragraph (v).

               (i) An officer of the Employer or Commonly Controlled Entity who:

                    (A) in any Measurement Period, in the case of a Plan Year
               beginning after December 31, 1983, is an officer during the Plan Year and has annual Compensation for the Plan Year in an amount greater than fifty percent (50%) of the amount in effect under
               Section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends, ($98,064 in 1989, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code); and

                    (B) in any Measurement Period, in the case of a Plan Year
               beginning on or before December 31, 1983, is an officer during the Plan Year, regardless of his Compensation (except to the extent that applicable law, regulations and rulings indicate that the fifty percent (50%) requirement set forth in subparagraph (A) above is applicable).

          No more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under this paragraph (i) for any Measurement Period. In the case of an Employer or Commonly Controlled Entity which is not a corporation:

                    (A) in any Measurement Period, in the case of a Plan Year
               beginning on or before February 28, 1985 no persons shall be treated as Key Employees under this paragraph (i); and

                    (B) in any Measurement Period, in the case of a Plan Year
               beginning after February 28, 1985, the term "officer" as used in this subsection (d) shall include administrative executives as described in Section 1.416-1(T-13) of the Treasury Regulations.

               (ii) One (1) of the ten (10) persons who, during a Plan Year in the Measurement Period:

                    (A) have annual Compensation from the Employer or a Commonly
               Controlled Entity for such Plan Year greater than the amount in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends (the greater of $30,000 or one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code); and

                    (B) own (or are considered as owning within the meaning of
               Internal Revenue Code Section 318) in such Plan Year, the largest percentage interests in the Employed or a Commonly Controlled Entity, in such Plan Year, provided that no person shall be treated as a Key Employee under this paragraph unless he owns more than one-half percent (1/2%) interest in the Employer or a Commonly Controlled Entity.

          No more than a total of ten (10) persons or beneficiaries of persons who are employees or former employees shall be treated as Key Employees under this paragraph (ii) for any Measurement Period.

               (iii) A person who, for a Plan Year in the Measurement Period, is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Internal Revenue Code
          Section 318) of the Employer or a Commonly Controlled Entity.

               (iv) A person who, for a Plan Year in the Measurement Period, is a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Internal Revenue Code
          Section 318) of the Employer or a Commonly Controlled Entity and has an annual Compensation for such Plan Year from the Employer and Commonly Controlled Entities of more than $150,000.

               (v) If the number of persons who meet the requirements to be treated as Key Employees under paragraph (i) or (ii) exceed the limitation on the number of Key Employees to be counted under paragraph (i) or (ii), those persons with the highest annual Compensation in a Plan Year in the Measurement Period for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees.

          If the requirements of paragraph (i) or (ii) are met by a person in more than one (1) Plan Year in the Measurement Period, each person will be counted only once under paragraph (i) or (ii):

                    (A) under paragraph (i), the Plan Year in the Measurement Period in which a person who was an officer and had the highest annual Compensation shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence;

                    (B) under paragraph (ii), the Plan Year in the Measurement Period in which the ownership percentage interest is the greatest shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence.

          Notwithstanding the above provisions of paragraph (v), a person may be counted in determining the limitation under both paragraphs (i) and
          (ii). In determining the sum of the Present Value of Accrued Benefits for Key Employees under subsection (h) of this Section, the Present Value of Accrued Benefits for any person shall be counted only once.

          (e) "Non-Key Employee" means a person or the beneficiary of a person who has an account balance in the Plan or an account balance or accrued benefit in any Related Plan in the Aggregation Group, at any time during the Measurement Period, and who is not a Key Employee.

          (f) "Present Value of Accrued Benefits" means, for any Plan Year, an amount equal to the sum of (i), (ii) and (iii) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

               (i) Subject to (iv) below, the value of a person's Accrued Benefit under the Plan and each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                    (A) in the case of a plan not subject to the minimum funding requirements of Section 412 of the Internal Revenue Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                    (B) in the case of a plan that is subject to the minimum funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Section 412(c)(10) of the Internal Revenue Code.

               (ii) Subject to (iv) below, the sum of the actuarial present values of a person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, determined for any person who is employed by an Employer maintaining the Plan on a Determination Date, expressed as a benefit commencing at Normal Retirement Date (or the person's attained age, if later) and further determined using the same method which is used for accrual purposes under all Related Defined Benefit Plans in the Aggregation Group, and, if the same method is not used for all Related Defined Benefit Plans, then as if such benefit accrued no more rapidly than at the slowest permitted accrual rate under Code Section 411(b)(1)(c) determined based on the following actuarial assumptions:

                    (A)  Interest rate 5%; and

                    (B)  Mortality: 1984 Unisex Pension Table;

          and determined in accordance with Internal Revenue Code Section 416(g), provided, however, that if a Related Defined Benefit Plan in the Aggregation Group provides for different or additional actuarial assumptions to be used in determining the present value of accrued benefits thereunder for the purpose of determining the top heavy status thereof, then such different or additional actuarial assumptions shall apply with respect to each Related Defined Benefit Plan in the Aggregation Group.

          The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                    (A) for the first plan year of the plan, the present value for an employee is determined as if the employee had a Termination of Employment (1) on the Determination Date or (2) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                    (B) for the second and subsequent plan years of the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

          For purposes of this paragraph (ii), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

               If the plan provides for a nonproportional subsidy as described in Treasury Regulations Section 1.416-1 (T-26), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

               (iii) Subject to (iv) below, the aggregate value of amounts distributed during the plan year that includes the Determination Date or any of the four preceding plan years including amounts distributed under a terminated plan which, if it had not been terminated, would have been in the Aggregation Group.

               (iv) The following rules shall apply in determining the Present Value of Accrued Benefits:

                    (A) Amounts attributable to qualified voluntary employee contributions, as defined in Section 219(e) of the Internal Revenue Code, shall be excluded.

                    (B) In computing the Present Value of Accrued Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Plan or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued Benefits:

                         (1) Unrelated Transfers accepted into the Plan or any plan in the Aggregation Group after December 31, 1983 shall not be included.

                         (2) Unrelated Transfers accepted on or before December 31, 1983 and all Related Transfers accepted at any time into the Plan or any plan in the Aggregation Group shall be included.

                         (3) Unrelated Transfers made from the Plan or any plan in the Aggregation Group shall be included.

                         (4) Related Transfers made from the Plan or any plan in the Aggregation Group shall not be included by the transferor plan (but shall be counted by the accepting plan).

          The Accrued Benefit of any individual who has not performed any services for an Employer maintaining the Plan at any time during the five
     (5) year period ending on the Determination Date shall be excluded in computing the Present Value of Accrued Benefits.

          (g) "Related Transfer" means a rollover or a plan-to-plan transfer which is either not initiated by the Employee or is made between plans each of which is maintained by a Commonly Controlled Entity.

          (h) A "Top Heavy Aggregation Group" exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of Present Value of Accrued Benefits for all employees, there shall be excluded the Present Value of Accrued Benefits of any Non-Key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

          (i) "Top Heavy Plan" means the Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation group consisting solely of the Plan. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "Super Top Heavy Plan" if the Plan in any Plan Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Plan.

          (j) "Unrelated Transfer" means a rollover or a plan-to-plan transfer which is both initiated by the Employee and (a) made from a plan maintained by a Commonly Controlled Entity to a plan maintained by an employer which is not a Commonly Controlled Entity or (b) made to a plan maintained by a Commonly Controlled Entity from a plan maintained by an employer which is not a Commonly Controlled Entity.

     12.3 Special Top Heavy Provisions. For each Plan Year in which the Plan is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this Section 12.3 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more employees if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or Employers:

          (a) Minimum Employer Contributions. In any Plan Year in which the Plan is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Plan as necessary for each Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his Aggregate Employer Contributions for the Plan Year up to at least three percent (3%) of his Compensation, or if the Plan is not required to be included in an aggregation group in order to permit a defined benefit plan in the aggregation group to satisfy the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code, such lesser amount as is equal to the largest percentage of a Key Employee's Compensation allocated to the Key Employee as Aggregate Employer Contributions (including Employer Compensation Reduction Contributions) unless such Participant is a participant in a Related Defined Benefit Plan and receives a minimum benefit thereunder in accordance with Section 416(c) of the Internal Revenue Code, in which case such Participant shall not receive a minimum contribution under this Section 12.3(a).

     For purposes of determining whether a Non-Key Employee is a Participant entitled to have minimum Employer Contributions made on his behalf, a Non-Key Employee will be treated as a

     Participant even if he is not otherwise a Participant (or accrues no benefit) under the Plan because:

               (i) he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Plan,

               (ii) he is excluded from participation in the Plan (or accrues no benefit) merely because his compensation is less than a stated amount, or

               (iii) he is excluded from participation in the Plan (or accrues no benefit) merely because of a failure to make mandatory employee contributions or, if the Plan is a 401(k) plan, because of a failure to make elective 401(k) contributions.

          (b) Vesting. For each Plan Year in which the Plan is a Top Heavy Plan and for each Plan Year thereafter, the Participant's Accrued Benefit shall remain fully vested and nonforfeitable.

          (c) Limitations. In computing the limitations under Section 5.6 hereof for years in which the Plan is not a Super Top Heavy Plan, the special rules of Section 416(h) of the Code shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, at each place at which "1.25" would have been used, "1.00" shall be substituted, unless the special requirements of Section 416(h)(2) of the Internal Revenue Code have been satisfied.

          Notwithstanding the provisions of Section 5.6, if the Plan is a Top Heavy Plan, the maximum limitation on contributions and benefits described in Section 5.6(c) shall be determined by substituting 1.0 for 1.25 in the denominator of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) as modified by Section 416(h)(1) of the Internal Revenue Code) and the Defined Contribution Plan Fraction (as defined in Section 415(e)(3) as modified by Section 416(h)(1) of the Internal Revenue Code), and by substituting $41,500 for $51,875 in the numerator of the transition fraction described in Section 415(e)(6)(B) of the Internal Revenue Code.

          (d) Transition Rule for a Top Heavy Plan. Notwithstanding the provisions of Section 12.3(c), for each Plan Year in which the Plan is a Top Heavy Plan and in which the Plan does not meet the special requirements of Section 416(h)(2) of the Internal Revenue Code in order to

     Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Plan is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00.

          (f) Terminated Plan. If the Plan becomes a Top Heavy Plan after it has formally been terminated, has ceased crediting for benefit accruals and vesting and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if a terminated plan has distributed all benefits of participants and their beneficiaries, the provisions of Section 12.3 shall not apply to the Plan.

          (g) Frozen Plans. If the Plan becomes a top Heavy Plan after contributions have ceased under the Plan but all assets have not been distributed to participants or their beneficiaries, the provisions of
     Section 12.3 shall apply to the Plan.

                                 ARTICLE XIII

                           Miscellaneous Provisions

     13.1 Employer Joinder. Any commonly Controlled Entity may, with the written approval of the Board of Directors and subject to such terms and conditions as the Board of Directors may prescribe, adopt the Plan and Trust Agreement.

     13.2 Company Merger. In the event that any successor corporation to the Company or an Employer, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan and Trust, such successor corporation shall be substituted hereunder for the Company or the Employer upon filing in writing with the Trustees its election so to do.

     13.3 Plan Merger. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each Participant would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer (if the Plan were then terminated).

    13.4 Indemnification. Each Employer shall indemnify and hold harmless each member of the Board of Directors, each member of the Committee, the Plan Administrator and, if the Trustees are one or more individuals, the Trustees, and each officer and employee of an Employer to whom are delegated duties, responsibilities, and authority with respect to the Plan, from and against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including, but not limited to, reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by an Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Employer consents in writing to such settlement or compromise.

     13.5 Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the Accounts of a retired, deceased or terminated Participant which cannot be distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary within a period of two (2) years after the payment of benefits becomes due. Unclaimed amounts for a Plan Year shall become a Forfeiture and shall be allocated for such Plan Year as determined in accordance with Section 6.1 hereof, within a reasonable time after the close of the Plan Year in which such two-year period shall end. If an unclaimed amount is subsequently properly claimed by the Participant or the Participant's Beneficiary, said amount shall be paid to such Participant or Beneficiary, and shall be treated as a charge against Forfeitures for such Plan Year, and to the extent Forfeitures are insufficient, as an expense of the Trust during the Plan Year in which the Participant or Beneficiary makes such claim, unless the Company in its discretion makes a contribution to the Plan for such year in an amount sufficient to pay such amount.

     13.6 Nonalienation of Benefits.

          (a) Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute on, levy or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

          (b)  Notwithstanding Section 13.6(a), the Trustee

               (1) shall comply with an order entered on or after January 1, 1985, determined by the Committee to be a Qualified Domestic Relations Order as provided in Section 13.7,

               (2) shall comply with a domestic relations order entered before January 1, 1985, if benefits are already being paid under such order, and

               (3) may treat an order entered before January 1, 1985, as a Qualified Domestic Relations Order even if it does not meet the requirements of Section 13.7.

     13.7 Qualified Domestic Relations Order.

          (a) "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement):

               (1) which is made pursuant to a state domestic relations law (including a community property law),

               (2) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant,

               (3) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the Participant's Accrued Benefit under the Plan, and

               (4)  with respect to which the requirements of paragraphs (b) and
          (c) are met.

          (b) A domestic relations order can be a Qualified Domestic Relations Order only if such order clearly specifies:

               (1) the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order,

               (2) the amount or percentage of the Participant's Accrued Benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

               (3) the number of payments or period to which such order applies, and

               (4)  each Plan to which such order applies.

          (c) A domestic relations order can be a Qualified Domestic Relations Order only if such order does not:

               (1) require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan,

               (2) require the Plan to provide increased benefits (determined on the basis of actuarial value), or

               (3) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

          (d) A domestic relations order shall not be treated as failing to meet the requirements of Section 13.7(c)(1) solely because such order requires that payment of benefits be made to an alternate payee:

               (1) before a Participant has had a Termination of Employment and before such Participant could receive a distribution,

               (2) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement), and

               (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a qualified joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

          (e) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as the surviving spouse of such Participant for purposes of consenting to the naming of another Beneficiary to the extent provided in Section 8.3 and 8.9.

          (f) Payment of a Participant's benefits to an alternate payee shall be made in a lump sum at any time specified in the Qualified Domestic Relations Order, even if at such time, the Participant was not eligible to receive such benefits.

          (g) In the case of any domestic relations order received by the Plan, the Committee shall separately account for the amounts payable under the domestic relations order. If it is determined that the order is not a Qualified Domestic Relations Order, the amounts separately accounted for during such determination shall no longer be separately accounted for.

     13.8 Contract of Employment. Nothing contained herein shall be construed to constitute a contract of employment between an Employer and any Employee.

     13.9 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Trust and the Employers assume no liability or responsibility therefore.

     13.10 Employees' Trust. The Plan and Trust are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan and Trust. The Plan and Trust shall be interpreted in a manner consistent with their being a Plan described in Section 401(a) of the Code and a Trust exempt under
Section 501(a) of the Code. At no time shall the Trust Fund be diverted from the above purpose.

     13.11 Gender and Number. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

     13.12 Headings. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     13.13 Uniform and Non-Discriminatory Application of Provisions. The provisions of this Plan shall be interpreted and applied in a uniform and non-discriminatory manner with respect to all Participants, former Participants, and Beneficiaries.

     13.14 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

     13.15 Law Governing the plan shall be enforced according to the laws of Illinois other than its laws with respect to choice of law, to the extent not preempted by ERISA.

     Executed this 22nd day of August, 1990.


                       HELLER FINANCIAL, INC.


                       By: /s/ Gary J. Felsten
                           -------------------



ATTEST:

/s/ Eileen M. Quigley
---------------------

                                  APPENDIX A

                                 PLAN HISTORY

     In 1951, Walter E. Heller & Company, the predecessor to Heller Financial Inc. (the "Company"), established a profit sharing plan, the terms of which were embodied in a trust agreement amended from time to time and last amended on December 7, 1981. Since the Company's establishment of its plan, certain subsidiaries and affiliates of the Company established profit sharing plans substantially identical with the Company's Profit Sharing Plan. All of these profit sharing plans (including the Company's plan) were previously amended, restated and continued and are referred to as "Prior Plans".

     Before 1971, the Company's Prior Plan and certain of the other Prior Plans provided that the employer contributions and forfeitures under that Plan would be invested in capital stock of Walter E. Heller International Corporation. All of such Prior Plans so providing were amended effective January 1, 1971 to provide that no further investment would be made in such capital stock, that the trustees of such Prior Plans would hold the capital stock up to that time accumulated in a separate frozen fund under the respective Plan, and that each participant in such Plan would have a separate employer contribution account representing his interest in the capital stock held in the separate frozen fund. In November of 1984, the stock of Walter E. Heller International Corporation was liquidated and converted into cash. The separate employer contribution accounts which formerly held the stock were then merged into the regular employer contribution accounts.

     Effective as of January 1, 1975, the Company amended and restated its Prior Plan by amending and restating the trust provisions thereof in the form of a separate trust agreement known as the Walter E. Heller & Company Profit Sharing Trust (the "Trust"), which amendment and restatement also set forth the plan provisions of the Prior Plan in a separate document known as the Walter E. Heller & Company Profit Sharing Plan (the "Plan"). The Plan and Trust also constituted an amendment, restatement and continuation of the Prior Plans. Effective as of January 1, 1984, as a result of a desire to revise certain of the Plan provisions and to comply with newly enacted legislation, the Company again decided to amend, restate and continue the Plan. There have been seven amendments to the Plan as amended and restated effective January 1, 1984, prior to the amendment and restatement effective January 1, 1989.